UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                          Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30, 2020


Date of reporting period:  May 1, 2019 through October 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Diversified
                              High Income Trust

--------------------------------------------------------------------------------
                              Semiannual Report | October 31, 2019
--------------------------------------------------------------------------------

                              Ticker Symbol:  HNW

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                         [LOGO]   Amundi Pioneer
                                  ==============
                                ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Schedule of Investments                                                      14

Financial Statements                                                         44

Financial Highlights                                                         48

Notes to Financial Statements                                                50

Approval of Investment Management Agreement                                  68

Trustees, Officers and Service Providers                                     73

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the six-month period ended October 31, 2019. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer, Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Pioneer, and Mr. Zeno, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the six-month period ended October 31, 2019?

A     Pioneer Diversified High Income Trust returned 2.78% at net asset value
      (NAV) and 7.04% at market price during the six-month period ended October 31, 2019. During the same six-month period, the Trust's composite benchmark returned 2.17% at NAV. The Trust's composite benchmark is based on equal weights of the ICE Bank of America Merrill Lynch (ICE BofA ML) Global High Yield and Crossover Country Corporate and Government (GHY/CCC & G) Index and the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Loan Index. Unlike the Trust, the composite benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same period, the average return at NAV of the 40 closed end funds in Morningstar's High Yield Closed End Bond Funds Category (which may or may not be leveraged) was 2.16%, and the average return at market price of the 40 closed end funds in the same Morningstar category was 5.39%. Meanwhile, the average return at NAV of the 31 closed end funds in Morningstar's Bank Loan Closed End Funds Category (which may or may not be leveraged) was -0.84%, and the average return at market price of the 31 closed end funds in the same Morningstar category was -0.53%.

      The shares of the Trust were selling at a 7.4% discount to NAV at the end of the period on October 31, 2019. Comparatively, the shares of the Trust were selling at an 11.1% discount to NAV on April 30, 2019.

      As of October 31, 2019, the 30-day SEC yield of the Trust's shares was 7.54%*

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Q How would you describe the investment environment in the global fixed-income markets during the six-month period ended October 31, 2019?

A Against a backdrop of slowing economic growth and low inflation, the U.S. Federal Reserve System (Fed) enacted three 0.25% cuts in short-term interest rates during the six-month period, including a cut on October 30, the next-to-last day of the period. The rate reductions brought the benchmark federal funds target rate down to a range of 1.50% to 1.75%, and market expectations were that the Fed would make one additional rate cut by the middle of 2020.

      Over the six-month period, the Treasury yield curve moved lower on the Fed's easing of monetary policy and a "flight to safety" by investors spurred primarily by geopolitical headlines, including those pertaining to the U.S.-China trade dispute, the ongoing Brexit negotiations in the United Kingdom, and a September attack on Saudi Arabian oil facilities. For the six-month period ended October 31, 2019, the yield on the benchmark 10-year Treasury note declined, touching a low of 1.47% in early September before finishing the period at 1.69%, while the two-year Treasury yield declined from 2.27% to 1.52%. August and September of 2019 saw periods when the yield curve inverted, meaning that along some portion of the curve, yields for securities with longer maturities were lower than yields on securities with shorter maturities. The historical perception of an inverted yield curve is that it foreshadows a recession, and so that development only served to increase uncertainty in the credit-sensitive markets over the latter part of the period.

      Even though markets were volatile on occasion, fixed-income performance in general was positive over the six-month period. Investment-grade corporates fared well, while global high yield and U.S. high yield, despite the struggles of the energy sector weighing on performance, also turned in solid returns. Floating-rate bank loans lagged other fixed-income asset classes, as loans have tended to underperform when interest rates are in decline. Meanwhile, insurance-linked securities
      (ILS) -- which are sponsored by property-and-casualty insurers to help mitigate the risk of having to pay claims in the wake of a natural disaster -- bounced back from a difficult start in 2019 to record positive returns over the six-month period.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 5

Q What factors affected the Trust's benchmark-relative performance during the six-month period ended October 31, 2019?

A Asset allocation was the primary driver of positive benchmark-relative performance for the Trust over the six-month period.

      The Trust's underweight to bank loans, one of the weaker-performing asset classes during the six-month period, aided benchmark-relative performance, as did a 2.3% portfolio overweight to corporate bonds and a modest overweight to commercial mortgage-backed securities (CMBS). An overweight to ILS -- which, as we noted earlier, rebounded from a difficult start to the 2019 calendar year, benefiting from a benign U.S. hurricane season -- was another positive contributor to the Trust's relative performance, as ILS are not a benchmark component.

      The portfolio's underweight to sovereigns detracted from the Trust's relative returns, though much of the underperformance was duration-driven as the sector itself posted negative excess returns, mainly due to problems in Argentina, Lebanon, and Ecuador. The portfolio was underweight to those three countries, and so the Trust was able to avoid most of the negative performance effects they had on the sector. (Duration is a measure of the sensitivity of the price, or the value of the cash flows, of a fixed-income investment to a change in interest rates, expressed as a number of years. Excess returns represent investment performance generated by a security that exceeds the "riskless" performance of a security generally perceived by the market to be risk-free, such as a certificate of deposit or a government-issued bond.)

      Security selection results, in general, were strong and aided the Trust's benchmark-relative returns over the six-month period. Selection results were positive for the Trust versus the benchmark among sovereigns. As noted above, the Trust's underweights in some of the trouble spots within sovereigns enabled us to avoid the performance "blowups" they caused. With regard to corporates, security selection was very strong in financials, but weaker in utilities and industrials, reflecting the Trust's exposures to utilities in the emerging markets and to the struggling U.S. energy sector. In particular, the debt of Argentina-based utility Stoneway Capital was a drag on the Trust's performance. Security selection results among bank loans were a slight detractor from the Trust's benchmark-relative results, with loans to Constellis, a defense contractor, a key underperformer in the sector. The company has been facing a cash crunch due to declining demand for government security assignments overseas, and has recently initiated plans for a debt-restructuring.

6 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

      Individual positions that contributed positively to the Trust's benchmark-relative results during the six-month period included the debt of MDC Partners and Covanta Holding. Bonds of MDC, a marketing and communications networking company, fared well as the market responded positively to management's turnaround plans, including cost-cutting measures, while the debt of Covanta, a waste management company, generated solid performance driven by a positive earnings announcement. Another positive contributor to the Trust's benchmark-relative performance was a position in Scientific Games International, a supplier of technology-based products, systems and services to gaming markets worldwide. The company recently inked some major deals with state lottery commissions, including California, and so far its earnings in 2019 have rebounded strongly from this time one year ago.

      On the negative side, in addition to the Constellis loans and Stoneway Capital, individual portfolio positions that detracted from the Trust's benchmark-relative performance during the six-month period included the debt of shale-gas driller Gulfport Energy and telecommunications firm Frontier Communications. Generally lower natural gas prices have hampered Gulfport and several other shale companies, and Gulfport has also announced plans to cut jobs, change its board, and end its equity share buybacks. With regard to Frontier Communications, the default of Frontier's peer, Windstream, after that company lost a court case related to a spin-off of assets, weighed on the entire wireline communications segment of the market during the six-month period, and negatively affected Frontier as well. In addition, Frontier has been evaluating a restructuring of its debt, which raised market concerns and exerted further downward pressure on the bond price.

Q How did the level of leverage in the Trust change over the six-month period ended April 30, 2019?

A     The Trust employs leverage through a credit agreement.

      At the end of the six-month period on October 31, 2019, 31.4% of the Trust's total managed assets were financed by leveraged, compared with 31.1% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2019. The absolute amount of funds borrowed by the Trust did not change. The slight increase in the percentage of the Trust's total managed assets financed by leverage during the six-month period was the result of a decrease in the value of the Trust's total managed assets.

Q Did the Trust's distributions** to shareholders change during the six-month period ended October 31, 2019?

A No, the Trust's distributions remained stable throughout the six-month period.

**    Distributions are not guaranteed.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 7

Q Did the Trust invest in any derivative securities during the six-month period ended October 31, 2019? If so, did the derivatives have a material effect on performance?

A We invested the Trust in forward foreign currency contracts during the period to help hedge the risk of the Trust's exposures to foreign currencies. The contracts had a small positive impact on the Trust's benchmark-relative results as the U.S. dollar outperformed other major currencies over the six-month period.

Q     What is your investment outlook?

A Our base scenario is for slow, but steady economic growth over the next several quarters. Those who anticipate a near-term recession frequently note that economic expansions do not last forever. From our perspective, we are less concerned with the age of the economic expansion than with the potential spread of global manufacturing weakness into the broader U.S. economy. The length of any particular economic expansion is always unpredictable, and many analysts have been claiming for years that we are "in the 9th inning" of the current expansion. For the moment, however, the risks to global economic growth from an uncontrolled trade war seem to have receded.

      The accommodative direction of many global central banks, including the Fed, has lent support to the corporate credit market. Based on historical averages, high-yield valuations are relatively rich. While we do not view current valuations as extreme, given our expectations for a continued low default rate and a strong technical backdrop (including investors' continuing search for higher yields), we do have a somewhat cautious stance on adding credit risk to the portfolio. As a result, we view individual security selection as having even greater importance in the current environment.

      With regard to positioning, we have slightly decreased the Trust's exposure to bank loans compared with six months ago. In addition to the Fed's rate cuts, which have had a negative impact on the loan market, the recent trends toward weaker loan covenants and the greater levels of leverage associated with newer loan issues have given us pause. The Trust's allocation to corporate bonds increased over the six-month period, as the Fed's shift from monetary tightening to easing as 2019 has progressed has made us more comfortable with adding fixed-rate securities versus floating-rate investments. Finally, with regard to ILS, after two poor years, pricing has been improving for investors over the past several months, and we observed positive ILS price moves in both the April and June renewal periods. As a result, the Trust's ILS allocation remained stable during the six-month period, representing roughly 16% of the total investment portfolio.

8 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Please refer to the Schedule of Investments on pages 14-43 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise. Investments held by the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed, alter the composition of the Trust's investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 9

Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations.

The Trust may invest in insurance-linked securities. The return of principal and the right to additional payments from investments in insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Portfolio Summary | 10/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           56.5%
Senior Secured Floating Rate Loan Interests                               17.2%
Insurance-Linked Securities                                               16.8%
Collateralized Mortgage Obligations                                        3.7%
Foreign Government Bonds                                                   3.4%
Convertible Corporate Bond                                                 1.0%
Preferred Stocks                                                           0.8%
Commercial Mortgage-Backed Securities                                      0.4%
Common Stocks                                                              0.1%
Asset Backed Security                                                      0.1%
Right/Warrant                                                              0.0%
Over The Counter (OTC) Currency Put Option Purchased                       0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Fixed Income Trust, 7.697%, 10/15/97 (144A)                                                   4.58%
-------------------------------------------------------------------------------------------------------
 2. Hercules LLC, 6.5%, 6/30/29                                                                   0.99
-------------------------------------------------------------------------------------------------------
 3. eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                                        0.96
-------------------------------------------------------------------------------------------------------
 4. Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                                   0.86
-------------------------------------------------------------------------------------------------------
 5. Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                                          0.82
-------------------------------------------------------------------------------------------------------
 6. BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)                                0.80
-------------------------------------------------------------------------------------------------------
 7. Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class E,
    4.608%, 11/15/48 (144A)                                                                       0.73
-------------------------------------------------------------------------------------------------------
 8. MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                                       0.71
-------------------------------------------------------------------------------------------------------
 9. Williams Cos., Inc., 5.75%, 6/24/44                                                           0.70
-------------------------------------------------------------------------------------------------------
10. Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.0%, 4/15/23 (144A)                0.69
-------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 11

Prices and Distributions | 10/31/19

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10/31/19             4/30/19
--------------------------------------------------------------------------------
       Market Value                     $14.81              $14.39
--------------------------------------------------------------------------------
    Premium/(Discount)                  (7.4)%              (11.1)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10/31/19             4/30/19
--------------------------------------------------------------------------------
       Net Asset Value                  $15.99              $16.18
--------------------------------------------------------------------------------

Distributions per Share:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment       Short-Term         Long-Term
                            Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
5/1/19 - 10/31/19           $0.5700             $ --               $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10/31/19             4/30/19
--------------------------------------------------------------------------------
     30-Day SEC Yield                   7.54%               7.51%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.

12 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Performance Update | 10/31/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the composite (50%/50%) ICE BofA ML Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and S&P/LSTA Leveraged Loan Index benchmark.

Average Annual Total Returns
(As of October 31, 2019)
-------------------------------------------------
                                     50% BofA ML
                                     Global High
                                     Yield/CCC&G
                Net                  Index/50%
                Asset                S&P/LSTA
                Value     Market     Leveraged
Period          (NAV)     Price      Loan Index
-------------------------------------------------
10 years        8.29%      8.43%     5.99%
5 years         5.06       2.40      4.07
1 year          5.09      15.31      6.28
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Diversified    50% ICE BofA ML GHY/CCC & G
                  High Income            Index/50% S&P/LSTA
                  Trust                  Leveraged Loan Index
10/09             $10,000                $10,000
10/10             $12,287                $11,475
10/11             $12,645                $11,854
10/12             $14,550                $13,225
10/13             $16,268                $14,093
10/14             $17,321                $14,652
10/15             $16,865                $14,424
10/16             $18,841                $15,534
10/17             $20,680                $16,653
10/18             $21,099                $16,832
10/19             $22,188                $17,889

Call 1-800-710-0935 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE BofA ML GHY/CCC & G Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 13

Schedule of Investments | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                           Value
-----------------------------------------------------------------------------------------------------------------------------
                               UNAFFILIATED ISSUERS -- 145.3%
                               COMMON STOCKS -- 0.1% of Net Assets
                               Health Care Technology -- 0.0%+
           69,875^(a)          Medical Card System, Inc.                                                         $        699
                                                                                                                 ------------
                               Total Health Care Technology                                                      $        699
-----------------------------------------------------------------------------------------------------------------------------
                               Household Durables -- 0.0%+
           89,094(a)           Desarrolladora Homex SAB de CV                                                    $        384
                                                                                                                 ------------
                               Total Household Durables                                                          $        384
-----------------------------------------------------------------------------------------------------------------------------
                               Oil, Gas & Consumable Fuels -- 0.1%
                6              Amplify Energy Corp.                                                              $         43
           17,883^(a)          PetroQuest Energy, Inc.                                                                 69,297
                                                                                                                 ------------
                               Total Oil, Gas & Consumable Fuels                                                 $     69,340
-----------------------------------------------------------------------------------------------------------------------------
                               Specialty Retail -- 0.0%+
           42,088^(a)          Targus Cayman SubCo., Ltd.                                                        $     50,085
                                                                                                                 ------------
                               Total Specialty Retail                                                            $     50,085
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $161,237)                                                                   $    120,508
-----------------------------------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 1.2% of Net Assets
                               Banks -- 0.8%
           40,675(b)           GMAC Capital Trust I, 7.943% (3 Month USD LIBOR +
                               579 bps), 2/15/40                                                                 $  1,074,227
                                                                                                                 ------------
                               Total Banks                                                                       $  1,074,227
-----------------------------------------------------------------------------------------------------------------------------
                               Chemicals -- 0.0%+
          455,230^(a)          Pinnacle Agriculture                                                              $      4,552
                                                                                                                 ------------
                               Total Chemicals                                                                   $      4,552
-----------------------------------------------------------------------------------------------------------------------------
                               Diversified Financial Services -- 0.4%
              500(b)(c)        Compeer Financial ACA, 6.75% (3 Month USD LIBOR +
                               458 bps) (144A)                                                                   $    520,000
                                                                                                                 ------------
                               Total Diversified Financial Services                                              $    520,000
-----------------------------------------------------------------------------------------------------------------------------
                               Internet -- 0.0%+
           59,182(a)           MYT Holding Co., 10.0%, 6/7/29 (144A)                                             $     51,193
                                                                                                                 ------------
                               Total Internet                                                                    $     51,193
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $1,918,624)                                                                 $  1,649,972
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITY -- 0.1% of Net Assets
          290,000(b)           GMAT Trust, Series 2013-1A, Class M, 5.0%,
                               11/25/43 (144A)                                                                   $    173,013
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITY
                               (Cost $280,926)                                                                   $    173,013
-----------------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.4%
                               of Net Assets
          330,000(d)           Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                               14.073% (1 Month USD LIBOR +
                               1,225 bps), 2/25/49 (144A)                                                        $    439,069
          250,000(d)           Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                               13.073% (1 Month USD LIBOR +
                               1,125 bps), 4/25/49 (144A)                                                             312,677
          997,733(b)           FREMF Mortgage Trust, Series 2019-KJ24, Class B,
                               7.6%, 10/25/27 (144A)                                                                  943,928
        1,000,000(d)           FREMF Mortgage Trust, Series 2019-KS12, Class C,
                               8.704% (1 Month USD LIBOR + 690 bps), 8/25/29                                          947,560
           30,454              Global Mortgage Securitization, Ltd., Series 2004-A,
                               Class B1, 5.25%, 11/25/32 (144A)                                                        17,398
          500,000(b)           JP Morgan Chase Commercial Mortgage Securities
                               Trust, Series 2013-LC11, Class D, 4.168%, 4/15/46                                      446,977
        1,095,615+             L1C 3/8L1 LLC, Series 2019-1, Class B, 8.5%,
                               11/1/22 (144A)                                                                       1,095,615
          750,000(d)           Morgan Stanley Capital I Trust, Series 2019-BPR,
                               Class D, 5.921% (1 Month USD LIBOR +
                               400 bps), 5/15/36 (144A)                                                               749,988
        1,100,000              Wells Fargo Commercial Mortgage Trust, Series
                               2015-C28, Class E, 3.0%, 5/15/48 (144A)                                                794,205
        1,660,500(b)           Wells Fargo Commercial Mortgage Trust, Series
                               2015-C31, Class E, 4.608%, 11/15/48 (144A)                                           1,404,604
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $7,009,869)                                                                 $  7,152,021
-----------------------------------------------------------------------------------------------------------------------------
                               COMMERCIAL MORTGAGE-BACKED
                               SECURITIES -- 0.5% of Net Assets
          250,000(b)           Morgan Stanley Bank of America Merrill Lynch Trust,
                               Series 2014-C17, Class D, 4.744%, 8/15/47 (144A)                                  $    244,932
          238,392(b)           Morgan Stanley Capital I Trust, Series 2007-T25,
                               Class AJ, 5.574%, 11/12/49                                                             241,107
          250,000              Wells Fargo Commercial Mortgage Trust, Series
                               2016-BNK1, Class D, 3.0%, 8/15/49 (144A)                                               209,486
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                               (Cost $672,241)                                                                   $    695,525
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 15

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BOND -- 1.4%
                               of Net Assets
                               Chemicals -- 1.4%
        1,900,000(e)           Hercules LLC, 6.5%, 6/30/29                                                       $  1,909,500
                                                                                                                 ------------
                               Total Chemicals                                                                   $  1,909,500
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BOND
                               (Cost $1,312,172)                                                                 $  1,909,500
-----------------------------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 82.1% of Net Assets
                               Advertising -- 1.0%
        1,448,000              MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                           $  1,384,650
                                                                                                                 ------------
                               Total Advertising                                                                 $  1,384,650
-----------------------------------------------------------------------------------------------------------------------------
                               Aerospace & Defense -- 0.9%
          392,000              Bombardier, Inc., 7.5%, 3/15/25 (144A)                                            $    374,517
          902,000              Bombardier, Inc., 7.875%, 4/15/27 (144A)                                               850,135
                                                                                                                 ------------
                               Total Aerospace & Defense                                                         $  1,224,652
-----------------------------------------------------------------------------------------------------------------------------
                               Agriculture -- 0.7%
          815,000              Kernel Holding SA, 6.5%, 10/17/24 (144A)                                          $    818,260
          444,769              Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                                         151,221
                                                                                                                 ------------
                               Total Agriculture                                                                 $    969,481
-----------------------------------------------------------------------------------------------------------------------------
                               Airlines -- 0.9%
          300,000              Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                                       $    317,100
          785,000              Latam Finance, Ltd., 7.0%, 3/1/26 (144A)                                               845,445
                                                                                                                 ------------
                               Total Airlines                                                                    $  1,162,545
-----------------------------------------------------------------------------------------------------------------------------
                               Auto Manufacturers -- 0.7%
          930,000              JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)                                 $    969,525
                                                                                                                 ------------
                               Total Auto Manufacturers                                                          $    969,525
-----------------------------------------------------------------------------------------------------------------------------
                               Auto Parts & Equipment -- 0.8%
EUR       395,000(f)           IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                               9/15/26 (144A)                                                                    $    445,710
          712,000              Titan International, Inc., 6.5%, 11/30/23                                              587,400
                                                                                                                 ------------
                               Total Auto Parts & Equipment                                                      $  1,033,110
-----------------------------------------------------------------------------------------------------------------------------
                               Banks -- 6.4%
          200,000              Access Bank Plc, 10.5%, 10/19/21 (144A)                                           $    220,900
          300,000(b)           Banco de Galicia y Buenos Aires SAU, 8.25% (5 Year
                               CMT Index + 716 bps), 7/19/26 (144A)                                                   220,500
        1,000,000(b)(c)        Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                 1,065,000
        1,453,000(b)(c)        BNP Paribas SA, 6.625% (5 Year USD Swap
                               Rate + 415 bps) (144A)                                                               1,547,445
          480,000              Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                        450,000
        1,310,000              Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                        1,234,675

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Banks -- (continued)
          240,000(b)(c)        Goldman Sachs Capital II, 4.0% (3 Month USD
                               LIBOR + 77 bps)                                                                   $    207,600
          350,000(b)(c)        ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                                    373,152
          225,000(b)(c)        Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                               Rate + 546 bps) (144A)                                                                 237,094
IDR   812,959,000^             PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                                                 5,791
          250,000(b)(c)        Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                               Swap Rate + 572 bps)                                                                   285,938
          400,000(b)(c)        Royal Bank of Scotland Group Plc, 8.625% (5 Year
                               USD Swap Rate + 760 bps)                                                               431,000
          200,000              Sberbank of Russia Via SB Capital SA, 5.25%,
                               5/23/23 (144A)                                                                         212,658
          460,000(b)(c)        Societe Generale SA, 7.375% (5 Year USD Swap
                               Rate + 624 bps) (144A)                                                                 484,150
          344,000(b)           Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD
                               Swap Rate + 585 bps), 11/1/27 (144A)                                                   316,480
          750,000              UBS AG, 7.625%, 8/17/22                                                                845,250
          450,000              Vnesheconombank Via VEB Finance Plc, 6.902%,
                               7/9/20 (144A)                                                                          462,148
                                                                                                                 ------------
                               Total Banks                                                                       $  8,599,781
-----------------------------------------------------------------------------------------------------------------------------
                               Building Materials -- 0.9%
          215,000              Cemex SAB de CV, 7.75%, 4/16/26 (144A)                                            $    231,933
          746,000              Patrick Industries, Inc., 7.5%, 10/15/27 (144A)                                        773,975
          186,000              Summit Material LLC/Summit Materials Finance Corp.,
                               6.5%, 3/15/27 (144A)                                                                   200,880
                                                                                                                 ------------
                               Total Building Materials                                                          $  1,206,788
-----------------------------------------------------------------------------------------------------------------------------
                               Chemicals -- 1.6%
           55,000              Blue Cube Spinco LLC, 9.75%, 10/15/23                                             $     59,950
           55,000              Blue Cube Spinco LLC, 10.0%, 10/15/25                                                   61,462
          200,000              CVR Partners LP/CVR Nitrogen Finance Corp.,
                               9.25%, 6/15/23 (144A)                                                                  209,500
          692,000              Hexion, Inc., 7.875%, 7/15/27 (144A)                                                   666,050
          375,000              Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                               7.0%, 4/15/25 (144A)                                                                   381,563
          300,000              LYB Finance Co. BV, 8.1%, 3/15/27 (144A)                                               388,259
          336,000              Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                               4/1/25 (144A)                                                                          326,760
                                                                                                                 ------------
                               Total Chemicals                                                                   $  2,093,544
-----------------------------------------------------------------------------------------------------------------------------
                               Coal -- 0.3%
          497,000              SunCoke Energy Partners LP/SunCoke Energy
                               Partners Finance Corp., 7.5%, 6/15/25 (144A)                                      $    422,450
                                                                                                                 ------------
                               Total Coal                                                                        $    422,450
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 17

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Commercial Services -- 2.7%
          820,000              GW B-CR Security Corp., 9.5%, 11/1/27 (144A)                                      $    842,550
          508,000              Hertz Corp., 7.125%, 8/1/26 (144A)                                                     524,510
EUR       385,000              House of Finance NV, 4.375%, 7/15/26 (144A)                                            419,558
MXN     4,500,000              Red de Carreteras de Occidente SAPIB de CV,
                               9.0%, 6/10/28 (144A)                                                                   238,731
          890,000              Sotheby's, 7.375%, 10/15/27 (144A)                                                     890,000
          455,000              Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                      293,475
          411,000              Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                           437,201
                                                                                                                 ------------
                               Total Commercial Services                                                         $  3,646,025
-----------------------------------------------------------------------------------------------------------------------------
                               Computers -- 0.1%
          130,000              Dell International LLC/EMC Corp., 7.125%,
                               6/15/24 (144A)                                                                    $    137,833
                                                                                                                 ------------
                               Total Computers                                                                   $    137,833
-----------------------------------------------------------------------------------------------------------------------------
                               Diversified Finance Services -- 10.5%
          600,000              Credito Real SAB de CV SOFOM ER, 7.25%,
                               7/20/23 (144A)                                                                    $    632,256
          880,000              Financiera Independencia SAB de CV SOFOM ENR,
                               8.0%, 7/19/24 (144A)                                                                   789,809
        6,000,000(+)(g)        Fixed Income Trust, 7.697%, 10/15/97 (144A)                                          8,871,418
          500,000              Mongolian Mortgage Corp. Hfc LLC, 9.75%,
                               1/29/22 (144A)                                                                         489,868
          499,000              Nationstar Mortgage Holdings, Inc., 8.125%,
                               7/15/23 (144A)                                                                         528,940
          145,000              Nationstar Mortgage LLC/Nationstar Capital Corp.,
                               6.5%, 7/1/21                                                                           145,544
          580,000              Nationstar Mortgage LLC/Nationstar Capital Corp.,
                               6.5%, 6/1/22                                                                           581,450
          615,000              Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                               6.375%, 12/15/22 (144A)                                                                633,450
           75,000              Springleaf Finance Corp., 6.625%, 1/15/28                                               83,063
        1,174,000              Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)                                  1,204,818
                                                                                                                 ------------
                               Total Diversified Finance Services                                                $ 13,960,616
-----------------------------------------------------------------------------------------------------------------------------
                               Electric -- 4.0%
          305,000(b)           AES Gener SA, 7.125% (5 Year USD Swap Rate +
                               464 bps), 3/26/79 (144A)                                                          $    316,791
          400,000              Cemig Geracao e Transmissao SA, 9.25%,
                               12/5/24 (144A)                                                                         466,404
          575,000              Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21                                     601,953
          460,000(b)           Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                               588 bps), 9/24/73 (144A)                                                               540,500
          830,000              Light Servicos de Eletricidade SA/Light Energia SA,
                               7.25%, 5/3/23 (144A)                                                                   894,334
          570,000              NRG Energy, Inc., 6.625%, 1/15/27                                                      617,737

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Electric -- (continued)
          320,000              NRG Energy, Inc., 7.25%, 5/15/26                                                  $    350,410
          199,630              NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                               12/15/25 (144A)                                                                        215,600
          332,094              Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                                           169,371
          118,000              Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                         117,705
          633,000              Vistra Energy Corp., 8.0%, 1/15/25 (144A)                                              658,320
          357,000              Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                                      378,420
                                                                                                                 ------------
                               Total Electric                                                                    $  5,327,545
-----------------------------------------------------------------------------------------------------------------------------
                               Energy-Alternate Sources -- 0.5%
          935,000              YPF Energia Electrica SA, 10.0%, 7/25/26 (144A)                                   $    705,925
                                                                                                                 ------------
                               Total Energy-Alternate Sources                                                    $    705,925
-----------------------------------------------------------------------------------------------------------------------------
                               Engineering & Construction -- 0.5%
          200,000              Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
                               3/30/29 (144A)                                                                    $    212,500
          455,000              Tutor Perini Corp., 6.875%, 5/1/25 (144A)                                              453,794
                                                                                                                 ------------
                               Total Engineering & Construction                                                  $    666,294
-----------------------------------------------------------------------------------------------------------------------------
                               Entertainment -- 2.9%
          250,000              Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
                               10/15/25 (144A)                                                                   $    255,937
          200,000              Cirsa Finance International SAr.l., 7.875%,
                               12/20/23 (144A)                                                                        211,308
          755,000              Enterprise Development Authority, 12.0%,
                               7/15/24 (144A)                                                                         826,725
          305,000              International Game Technology Plc, 6.25%,
                               1/15/27 (144A)                                                                         340,837
          100,000              Scientific Games International, Inc., 6.25%, 9/1/20                                    100,125
       1 ,574,000              Scientific Games International, Inc., 8.25%,
                               3/15/26 (144A)                                                                       1,664,505
          572,000              Scientific Games International, Inc., 10.0%, 12/1/22                                   588,445
                                                                                                                 ------------
                               Total Entertainment                                                               $  3,987,882
-----------------------------------------------------------------------------------------------------------------------------
                               Environmental Control -- 1.4%
          506,000              Covanta Holding Corp., 6.0%, 1/1/27                                               $    528,770
          550,000              GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                           605,000
          731,000              Tervita Corp., 7.625%, 12/1/21 (144A)                                                  721,863
                                                                                                                 ------------
                               Total Environmental Control                                                       $  1,855,633
-----------------------------------------------------------------------------------------------------------------------------
                               Food -- 2.5%
          150,000              Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                               LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                          $    166,687
          200,000              C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                      200,500
          660,000              FAGE International SA/FAGE USA Dairy Industry,
                               Inc., 5.625%, 8/15/26 (144A)                                                           593,208

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Food -- (continued)
          975,000              Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                                   $  1,014,010
          580,000              Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                                            605,375
          652,000              Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                          698,631
                                                                                                                 ------------
                               Total Food                                                                        $  3,278,411
-----------------------------------------------------------------------------------------------------------------------------
                               Forest Products & Paper -- 1.6%
          390,000              Eldorado International Finance GmbH, 8.625%,
                               6/16/21 (144A)                                                                    $    408,057
          825,000              Mercer International, Inc., 7.375%, 1/15/25 (144A)                                     855,938
          754,000              Schweitzer-Mauduit International, Inc., 6.875%,
                               10/1/26 (144A)                                                                         804,895
                                                                                                                 ------------
                               Total Forest Products & Paper                                                     $  2,068,890
-----------------------------------------------------------------------------------------------------------------------------
                               Healthcare-Services -- 2.3%
        1,165,000              BCPE Cycle Merger Sub II, Inc., 10.625%,
                               7/15/27 (144A)                                                                    $  1,089,275
          580,000              RegionalCare Hospital Partners Holdings, Inc.,
                               8.25%, 5/1/23 (144A)                                                                   619,150
          946,000              Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                                   957,825
          340,000              Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                                         353,600
                                                                                                                 ------------
                               Total Healthcare-Services                                                         $  3,019,850
-----------------------------------------------------------------------------------------------------------------------------
                               Holding Companies-Diversified -- 0.4%
          520,000              VistaJet Malta Finance Plc/XO Management Holding,
                               Inc., 10.5%, 6/1/24 (144A)                                                        $    505,700
                                                                                                                 ------------
                               Total Holding Companies-Diversified                                               $    505,700
-----------------------------------------------------------------------------------------------------------------------------
                               Home Builders -- 1.9%
          885,000              Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)                                    $    927,037
          345,000              Brookfield Residential Properties, Inc., 6.25%,
                               9/15/27 (144A)                                                                         351,900
          350,000              Brookfield Residential Properties, Inc., 6.375%,
                               5/15/25 (144A)                                                                         362,250
          211,000              KB Home, 6.875%, 6/15/27                                                               240,540
          250,000              KB Home, 7.0%, 12/15/21                                                                268,937
          340,000              KB Home, 7.625%, 5/15/23                                                               386,325
                                                                                                                 ------------
                               Total Home Builders                                                               $  2,536,989
-----------------------------------------------------------------------------------------------------------------------------
                               Home Furnishings -- 0.8%
EUR       930,000              International Design Group S.p.A., 6.5%,
                               11/15/25 (144A)                                                                   $  1,046,803
                                                                                                                 ------------
                               Total Home Furnishings                                                            $  1,046,803
-----------------------------------------------------------------------------------------------------------------------------
                               Internet -- 1.4%
EUR     1,580,000              eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                            $  1,853,239
                                                                                                                 ------------
                               Total Internet                                                                    $  1,853,239
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Iron/Steel -- 1.9%
        1,093,000              Metinvest BV, 7.75%, 4/23/23 (144A)                                               $  1,142,732
        1,345,000              Metinvest BV, 7.75%, 10/17/29 (144A)                                                 1,329,667
                                                                                                                 ------------
                               Total Iron/Steel                                                                  $  2,472,399
-----------------------------------------------------------------------------------------------------------------------------
                               Leisure Time -- 0.4%
          250,000              Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                              $    265,780
          245,000              Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                            255,413
                                                                                                                 ------------
                               Total Leisure Time                                                                $    521,193
-----------------------------------------------------------------------------------------------------------------------------
                               Machinery-Diversified -- 0.4%
          500,000              Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                           $    528,125
                                                                                                                 ------------
                               Total Machinery-Diversified                                                       $    528,125
-----------------------------------------------------------------------------------------------------------------------------
                               Media -- 2.9%
          250,000              Altice Finco SA, 8.125%, 1/15/24 (144A)                                           $    257,813
          607,000              Altice Luxembourg SA, 10.5%, 5/15/27 (144A)                                            686,669
          263,000              Clear Channel Worldwide Holdings, Inc., 9.25%,
                               2/15/24 (144A)                                                                         289,300
          315,000              CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                 333,903
          234,000              Diamond Sports Group LLC/Diamond Sports
                               Finance Co., 5.375%, 8/15/26 (144A)                                                    244,530
        1,200,000              Diamond Sports Group LLC/Diamond Sports
                               Finance Co., 6.625%, 8/15/27 (144A)                                                  1,236,000
          855,000              TEGNA, Inc., 6.375%, 10/15/23                                                          879,581
                                                                                                                 ------------
                               Total Media                                                                       $  3,927,796
-----------------------------------------------------------------------------------------------------------------------------
                               Mining -- 2.7%
          210,000              Alcoa Nederland Holding BV, 6.125%, 5/15/28 (144A)                                $    225,225
          330,000              Aleris International, Inc., 10.75%, 7/15/23 (144A)                                     345,675
          141,763(f)           Boart Longyear Management Pty, Ltd., 10.0% (12.0%
                               PIK 10.0% cash), 12/31/22                                                              140,700
          500,000              First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                                    489,375
          425,000              First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)                                     426,328
          200,000              Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                           206,730
          589,000              Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                          599,676
          170,000              Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                                    179,988
          615,000              Novelis Corp., 5.875%, 9/30/26 (144A)                                                  645,812
          375,000              Vedanta Resources, Ltd., 6.375%, 7/30/22 (144A)                                        370,875
                                                                                                                 ------------
                               Total Mining                                                                      $  3,630,384
-----------------------------------------------------------------------------------------------------------------------------
                               Miscellaneous Manufacturers -- 0.1%
          150,000              Koppers, Inc., 6.0%, 2/15/25 (144A)                                               $    149,544
                                                                                                                 ------------
                               Total Miscellaneous Manufacturers                                                 $    149,544
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 21

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Multi-National -- 0.3%
IDR 4,840,000,000              Inter-American Development Bank, 7.875%, 3/14/23                                  $    359,664
                                                                                                                 ------------
                               Total Multi-National                                                              $    359,664
-----------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas -- 7.4%
          660,000              Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                      $    561,000
          410,000              Great Western Petroleum LLC/Great Western Finance
                               Corp., 9.0%, 9/30/21 (144A)                                                            333,125
          740,000              Gulfport Energy Corp., 6.0%, 10/15/24                                                  475,450
          450,000              Gulfport Energy Corp., 6.375%, 5/15/25                                                 272,250
        1,745,000              Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                                 1,587,950
          420,000              MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                 436,800
          603,000              Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                                      599,985
          703,504(f)           Northern Oil & Gas, Inc., 8.5% (1.0% PIK 8.5%
                               cash), 5/15/23                                                                         726,368
          450,000              Novatek OAO via Novatek Finance DAC, 4.422%,
                               12/13/22 (144A)                                                                        470,475
          369,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                                                 323,798
          200,000              PBF Holding Co. LLC/PBF Finance Corp.,
                               7.0%, 11/15/23                                                                         206,000
          169,104(f)           PetroQuest Energy, Inc., 10.0% (9.0% PIK 1.0%
                               cash), 2/15/24                                                                         133,592
          707,000              SEPLAT Petroleum Development Co. Plc, 9.25%,
                               4/1/23 (144A)                                                                          742,491
          815,000              Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                                   684,600
          860,000              Transocean, Inc., 7.25%, 11/1/25 (144A)                                                758,950
          120,000              Transocean, Inc., 7.5%, 1/15/26 (144A)                                                 106,800
          480,000              Whiting Petroleum Corp., 5.75%, 3/15/21                                                451,200
          100,000              Whiting Petroleum Corp., 6.625%, 1/15/26                                                62,000
           86,000              WPX Energy, Inc., 8.25%, 8/1/23                                                         95,890
          995,000              YPF SA, 6.95%, 7/21/27 (144A)                                                          742,777
ARS     7,750,000              YPF SA, 16.5%, 5/9/22 (144A)                                                            44,230
                                                                                                                 ------------
                               Total Oil & Gas                                                                   $  9,815,731
-----------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas Services -- 1.2%
          540,000              Archrock Partners LP/Archrock Partners Finance Corp.,
                               6.0%, 10/1/22                                                                     $    544,050
          521,000              Archrock Partners LP/Archrock Partners Finance Corp.,
                               6.875%, 4/1/27 (144A)                                                                  537,880
          750,000              KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                                       473,438
          170,000              SESI LLC, 7.75%, 9/15/24                                                                93,500
                                                                                                                 ------------
                               Total Oil & Gas Services                                                          $  1,648,868
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Packaging & Containers -- 0.6%
          100,000(f)           ARD Finance SA, 7.125% (7.875% PIK 0.0%
                               cash), 9/15/23                                                                    $    103,875
          630,000              Intertape Polymer Group, Inc., 7.0%, 10/15/26 (144A)                                   659,043
                                                                                                                 ------------
                               Total Packaging & Containers                                                      $    762,918
-----------------------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 2.8%
EUR       345,000              Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                                    $    388,715
EUR       450,000              Bausch Health Cos., Inc., 4.5%, 5/15/23                                                507,019
          191,000              Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                                       193,865
          430,000              Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                                         449,855
          547,000              Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)                                         590,076
          532,000              Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
                               6.0%, 7/15/23 (144A)                                                                   351,785
          240,000              Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
                               6.0%, 2/1/25 (144A)                                                                    153,000
          255,000              Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                          242,250
          976,000              Teva Pharmaceutical Finance Netherlands III BV,
                               2.8%, 7/21/23                                                                          844,240
                                                                                                                 ------------
                               Total Pharmaceuticals                                                             $  3,720,805
-----------------------------------------------------------------------------------------------------------------------------
                               Pipelines -- 5.7%
          900,000              American Midstream Partners LP/American
                               Midstream Finance Corp., 9.5%, 12/15/21 (144A)                                    $    837,000
          184,000              Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                               6.125%, 11/15/22 (144A)                                                                180,780
          310,000              Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                               6.625%, 7/15/26 (144A)                                                                 289,850
          200,000              Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                                    230,016
          230,000              DCP Midstream Operating LP, 5.6%, 4/1/44                                               217,419
          555,000              Delek Logistics Partners LP/Delek Logistics Finance
                               Corp., 6.75%, 5/15/25                                                                  553,612
          450,000(d)           Energy Transfer Operating LP, 4.927% (3 Month
                               USD LIBOR + 302 bps), 11/1/66                                                          337,500
          118,000              EnLink Midstream Partners LP, 5.05%, 4/1/45                                             88,500
          344,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                                             264,020
          950,000              Genesis Energy LP/Genesis Energy Finance Corp.,
                               6.75%, 8/1/22                                                                          954,750
          480,000              Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                                    495,953
          197,000              Global Partners LP/GLP Finance Corp., 7.0%,
                               8/1/27 (144A)                                                                          204,913
          585,000              Hess Infrastructure Partners LP/Hess Infrastructure
                               Partners Finance Corp., 5.625%, 2/15/26 (144A)                                         612,056
          935,000              PBF Logistics LP/PBF Logistics Finance Corp.,
                               6.875%, 5/15/23                                                                        958,375
        1,175,000              Williams Cos., Inc., 5.75%, 6/24/44                                                  1,356,096
                                                                                                                 ------------
                               Total Pipelines                                                                   $  7,580,840
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 23

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               REITs -- 1.0%
        1,404,000              Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
                               LLC, 6.0%, 4/15/23 (144A)                                                         $  1,337,310
                                                                                                                 ------------
                               Total REITs                                                                       $  1,337,310
-----------------------------------------------------------------------------------------------------------------------------
                               Retail -- 1.2%
          575,000              AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)                               $    530,437
          495,000              Golden Nugget, Inc., 6.75%, 10/15/24 (144A)                                            509,900
          470,000              Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                             494,675
          290,000              Neiman Marcus Group, Ltd. LLC/Neiman Marcus Group
                               LLC/Mariposa Borrower/NMG, 8.0%, 10/25/24 (144A)                                        77,575
                                                                                                                 ------------
                               Total Retail                                                                      $  1,612,587
-----------------------------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.2%
          200,000              Micron Technology, Inc., 5.5%, 2/1/25                                             $    205,725
                                                                                                                 ------------
                               Total Semiconductors                                                              $    205,725
-----------------------------------------------------------------------------------------------------------------------------
                               Software -- 0.2%
          348,000              Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                  $    318,420
                                                                                                                 ------------
                               Total Software                                                                    $    318,420
-----------------------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 5.1%
          200,000              Altice France SA, 8.125%, 2/1/27 (144A)                                           $    221,750
          300,000              Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                                            270,750
          325,000              Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)                                           290,062
          280,000              CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                       249,116
          200,000              Digicel, Ltd., 6.0%, 4/15/21 (144A)                                                    149,002
          750,000              Digicel, Ltd., 6.75%, 3/1/23                                                           393,758
          500,000              Frontier Communications Corp., 8.5%, 4/1/26 (144A)                                     501,250
        1,165,000              Frontier Communications Corp., 8.75%, 4/15/22                                          544,637
          290,000              Frontier Communications Corp., 11.0%, 9/15/25                                          135,938
          785,000              Intelsat Jackson Holdings SA, 5.5%, 8/1/23                                             733,975
          200,000              Mobile Telesystems OJSC Via MTS International
                               Funding DAC, 5.0%, 5/30/23 (144A)                                                      211,329
          340,000              Sprint Corp., 7.125%, 6/15/24                                                          368,900
          485,000              Sprint Corp., 7.25%, 9/15/21                                                           517,524
          850,000              Sprint Corp., 7.625%, 3/1/26                                                           940,312
        1,300,000              Windstream Services LLC/Windstream Finance
                               Corp., 8.625%, 10/31/25 (144A)                                                       1,301,625
                                                                                                                 ------------
                               Total Telecommunications                                                          $  6,829,928
-----------------------------------------------------------------------------------------------------------------------------
                               Transportation -- 0.3%
          375,000              Navios South American Logistics, Inc./Navios Logistics
                               Finance U.S., Inc., 7.25%, 5/1/22 (144A)                                          $    369,375
                                                                                                                 ------------
                               Total Transportation                                                              $    369,375
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $104,942,026)                                                               $109,455,773
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS -- 5.0%
                               of Net Assets
                               Angola -- 0.4%
          448,000              Angolan Government International Bond, 8.25%,
                               5/9/28 (144A)                                                                     $    467,672
                                                                                                                 ------------
                               Total Angola                                                                      $    467,672
-----------------------------------------------------------------------------------------------------------------------------
                               Argentina -- 0.9%
          117,760              Province of Salta Argentina, 9.5%, 3/16/22 (144A)                                 $    105,395
          360,000              Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                                      123,300
          230,000              Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                                         88,552
          670,000              Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)                                371,850
          785,000              Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                                  508,288
                                                                                                                 ------------
                               Total Argentina                                                                   $  1,197,385
-----------------------------------------------------------------------------------------------------------------------------
                               Bahrain -- 0.7%
          490,000              Bahrain Government International Bond, 5.625%,
                               9/30/31 (144A)                                                                    $    514,126
          300,000              Bahrain Government International Bond, 7.0%,
                               10/12/28 (144A)                                                                        345,870
                                                                                                                 ------------
                               Total Bahrain                                                                     $    859,996
-----------------------------------------------------------------------------------------------------------------------------
                               Egypt -- 0.9%
EGP    16,050,000(h)           Egypt Treasury Bills, 2/4/20                                                      $    956,174
EGP     4,350,000(h)           Egypt Treasury Bills, 3/3/20                                                           256,166
                                                                                                                 ------------
                               Total Egypt                                                                       $  1,212,340
-----------------------------------------------------------------------------------------------------------------------------
                               Kenya -- 0.4%
          500,000              Kenya Government International Bond, 6.875%,
                               6/24/24 (144A)                                                                    $    530,508
                                                                                                                 ------------
                               Total Kenya                                                                       $    530,508
-----------------------------------------------------------------------------------------------------------------------------
                               Mexico -- 0.8%
MXN       970,000              Mexican Bonos, 7.75%, 11/13/42                                                    $     53,893
MXN    18,385,500              Mexican Bonos, 8.0%, 12/7/23                                                         1,005,206
                                                                                                                 ------------
                               Total Mexico                                                                      $  1,059,099
-----------------------------------------------------------------------------------------------------------------------------
                               Turkey -- 0.3%
          475,000              Turkey Government International Bond, 3.25%, 3/23/23                              $    449,644
                                                                                                                 ------------
                               Total Turkey                                                                      $    449,644
-----------------------------------------------------------------------------------------------------------------------------
                               Ukraine -- 0.6%
          750,000              Ukraine Government International Bond, 8.994%,
                               2/1/24 (144A)                                                                     $    834,375
                                                                                                                 ------------
                               Total Ukraine                                                                     $    834,375
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $7,070,242)                                                                 $  6,611,019
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 25

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               INSURANCE-LINKED SECURITIES -- 24.5%
                               of Net Assets(i)
                               Catastrophe Linked Bonds -- 9.8%
                               Earthquakes -- California -- 0.6%
          500,000(d)           Ursa Re, 6.634% (3 Month U.S. Treasury Bill +
                               510 bps), 9/24/21 (144A)                                                          $    487,700
          400,000(d)           Ursa Re, 6.904% (3 Month U.S. Treasury Bill +
                               537 bps), 12/10/20 (144A)                                                              394,400
                                                                                                                 ------------
                                                                                                                 $    882,100
-----------------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- Japan -- 0.7%
          500,000(d)           Kizuna Re II, 4.037% (3 Month U.S. Treasury Bill +
                               250 bps), 4/11/23 (144A)                                                          $    494,050
          500,000(d)           Nakama Re, 3.805% (6 Month USD LIBOR + 220
                               bps), 10/13/21 (144A)                                                                  496,750
                                                                                                                 ------------
                                                                                                                 $    990,800
-----------------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- U.S. -- 0.2%
          300,000(d)           Acorn Re, 4.551% (3 Month USD LIBOR + 275
                               bps), 11/10/21 (144A)                                                             $    297,960
-----------------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- U.S. Regional -- 0.4%
          500,000(d)           Merna Re, 3.537% (3 Month U.S. Treasury Bill +
                               200 bps), 4/8/20 (144A)                                                           $    498,400
-----------------------------------------------------------------------------------------------------------------------------
                               Flood -- U.S. -- 0.2%
          250,000(d)           FloodSmart Re, 12.784% (3 Month U.S. Treasury Bill +
                               1,125 bps), 8/6/21 (144A)                                                         $    251,400
-----------------------------------------------------------------------------------------------------------------------------
                               Health -- U.S. -- 0.8%
        1,000,000(d)           Vitality Re VII, 4.184% (3 Month U.S. Treasury Bill +
                               265 bps), 1/7/20 (144A)                                                           $  1,000,200
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Europe -- 0.4%
EUR       500,000+(d)          Lion II Re, 3.29% (3 Month EURIBOR + 329 bps),
                               7/15/21 (144A)                                                                    $    555,330
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 2.1%
          375,000(d)           Caelus Re V, 2.034% (1 Month U.S. Treasury Bill +
                               50 bps), 6/5/20 (144A)                                                            $         38
          400,000(d)           Caelus Re V, 2.034% (1 Month U.S. Treasury Bill +
                               50 bps), 6/5/20 (144A)                                                                      40
          250,000(d)           Caelus Re V, 9.354% (3 Month U.S. Treasury Bill +
                               782 bps), 6/7/21 (144A)                                                                219,625
          500,000(d)           Kilimanjaro II Re, 9.673% (6 Month USD LIBOR +
                               791 bps), 4/20/21 (144A)                                                               504,100
          500,000(d)           Kilimanjaro II Re, 12.373% (6 Month USD LIBOR +
                               1,061 bps), 4/20/21 (144A)                                                             505,700
          750,000(d)           Northshore Re II, 9.064% (3 Month U.S. Treasury Bill +
                               753 bps), 7/6/20 (144A)                                                                763,425

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- (continued)
          250,000(d)           Residential Reinsurance 2018 Re, 12.534% (3 Month
                               U.S. Treasury Bill + 1,100 bps), 12/6/22 (144A)                                   $    245,225
          500,000(d)           Spectrum Capital Re, 7.994% (6 Month USD LIBOR +
                               575 bps), 6/8/21 (144A)                                                                501,800
                                                                                                                 ------------
                                                                                                                 $  2,739,953
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.9%
          250,000(d)           Galilei Re, 10.511% (6 Month USD LIBOR + 863 bps),
                               1/8/21 (144A)                                                                     $    250,225
          250,000(d)           Galilei Re, 15.721% (6 Month USD LIBOR +
                               1,386 bps), 1/8/20 (144A)                                                              250,975
          250,000(d)           Galilei Re, 15.741% (6 Month USD LIBOR +
                               1,386 bps), 1/8/21 (144A)                                                              252,150
          500,000(d)           Galileo Re, 9.559% (3 Month USD LIBOR + 750 bps),
                               11/6/20 (144A)                                                                         502,350
                                                                                                                 ------------
                                                                                                                 $  1,255,700
-----------------------------------------------------------------------------------------------------------------------------
                               Pandemic -- Worldwide -- 0.3%
          300,000(d)           International Bank for Reconstruction & Development,
                               8.713% (6 Month USD LIBOR + 690 bps),
                               7/15/20 (144A)                                                                    $    300,750
          300,000+(d)          International Bank for Reconstruction & Development,
                               13.313% (6 Month USD LIBOR + 1,150 bps),
                               7/15/20 (144A)                                                                         180,000
                                                                                                                 ------------
                                                                                                                 $    480,750
-----------------------------------------------------------------------------------------------------------------------------
                               Wildfire -- California -- 0.0%+
          250,000(d)           Cal Phoenix Re, 2.476% (3 Month USD LIBOR +
                               750 bps), 8/13/21 (144A)                                                          $      5,000
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Florida -- 1.3%
          750,000(d)           Integrity Re, 4.843% (6 Month USD LIBOR +
                               328 bps), 6/10/20 (144A)                                                          $    759,150
          500,000(d)           Integrity Re, 5.923% (6 Month USD LIBOR +
                               436 bps), 6/10/20 (144A)                                                               506,600
          500,000(d)           Sanders Re, 4.824% (6 Month USD LIBOR +
                               314 bps), 6/5/20 (144A)                                                                506,100
                                                                                                                 ------------
                                                                                                                 $  1,771,850
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Japan -- 0.3%
          500,000(d)           Aozora Re, 4.193% (6 Month USD LIBOR + 229 bps),
                               4/7/20 (144A)                                                                     $    460,000
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Massachusetts -- 0.6%
          750,000(d)           Cranberry Re, 3.556% (6 Month USD LIBOR +
                               198 bps), 7/13/20 (144A)                                                          $    753,750
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 27

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Mexico -- 0.4%
          250,000(d)           International Bank for Reconstruction & Development,
                               7.537% (6 Month USD LIBOR + 590 bps),
                               12/20/19 (144A)                                                                   $    247,850
          250,000(d)           International Bank for Reconstruction & Development,
                               10.937% (6 Month USD LIBOR + 930 bps),
                               12/20/19 (144A)                                                                        252,475
                                                                                                                 ------------
                                                                                                                 $    500,325
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Texas -- 0.4%
          500,000(d)           Alamo Re, 5.344% (3 Month U.S. Treasury Bill +
                               381 bps), 6/8/20 (144A)                                                           $    505,850
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- U.S. Multistate -- 0.2%
          750,000(d)           Citrus Re, 1.634% (3 Month U.S. Treasury Bill +
                               10 bps), 2/25/21 (144A)                                                           $    225,000
                                                                                                                 ------------
                               Total Catastrophe Linked Bonds                                                    $ 13,174,368
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Collateralized Reinsurance -- 4.6%
                               Multiperil -- Massachusetts -- 0.2%
          250,000+(a)(j)       Denning Re 2019, 7/31/20                                                          $    249,113
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 0.4%
          250,000+(a)(j)       Dingle Re 2019, 2/1/20                                                            $    253,597
          250,000+(a)(j)       Port Royal Re 2019, 5/31/20                                                            250,540
          300,000+(a)(j)       Riviera Re 2019, 5/31/20                                                               299,080
                                                                                                                 ------------
                                                                                                                 $    803,217
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. Regional -- 0.5%
          350,000+(a)(j)       Ailsa Re 2019, 6/30/20                                                            $    360,920
          250,000+(a)(j)       Ocean View Re 2019, 6/30/20                                                            246,495
                                                                                                                 ------------
                                                                                                                 $    607,415
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 2.6%
          650,000+(a)(j)       Cypress Re 2017, 1/10/20                                                          $     11,830
          462,683+(a)(j)       Dartmouth Re 2018, 1/15/20                                                             208,207
          115,581+(a)(j)       Dartmouth Re 2019, 1/31/20                                                              91,101
          389,876+(a)(j)       Gloucester Re 2018, 1/15/20                                                            169,596
          150,000+(a)(j)       Gloucester Re 2019, 1/31/20                                                            150,110
          368,836+(j)          Kilarney Re 2018, 4/15/20                                                              186,188
          242,000+(a)(j)       Limestone Re 2019-2, 10/1/23 (144A)                                                    246,961
          350,000+(a)(j)       Merion Re 2018, 12/31/21                                                                22,225
          363,501+(j)          Merion Re 2019-1, 12/31/22                                                             358,602
          250,000+(a)(j)       Mid Ocean Re 2019, 7/31/20                                                             240,203
          250,000+(a)(j)       Old Head Re 2019, 12/31/22                                                             250,775

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- (continued)
          333,342+(a)(j)       Oyster Bay Re 2018, 1/15/20                                                       $    302,541
          700,000+(a)(j)       Resilience Re, 5/1/20                                                                      490
          567,400+(a)(j)       Seminole Re 2018, 1/15/20                                                              179,925
          142,857+(a)(j)       Seminole Re 2019, 1/31/20                                                              142,851
          250,000+(a)(j)       Walton Health Re 2019, 6/30/20                                                         219,179
          297,355+(a)(j)       Wentworth Re 2019-1, 12/31/22                                                          296,390
          250,000+(a)(j)       Wentworth Re 2019-2, 7/31/20                                                           228,214
                                                                                                                 ------------
                                                                                                                 $  3,305,388
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Florida -- 0.4%
          750,000+(a)(j)       Portrush Re 2017, 6/15/20                                                         $    479,525
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- North Carolina -- 0.2%
          250,000+(a)(j)       Lahinch Re 2019, 5/31/20                                                          $    251,411
-----------------------------------------------------------------------------------------------------------------------------
                               Windstorm -- U.S. Regional -- 0.3%
          250,000+(a)(j)       Oakmont Re 2019, 4/30/20                                                          $    252,558
          250,000+(a)(j)       Resilience Re, 6/15/20                                                                 121,250
                                                                                                                 ------------
                                                                                                                 $    373,808
                                                                                                                 ------------
                               Total Collateralized Reinsurance                                                  $  6,069,877
-----------------------------------------------------------------------------------------------------------------------------
                               Industry Loss Warranties -- 0.4%
                               Windstorm -- U.S. -- 0.4%
          500,000+(a)          Westport Re 2019, 1/15/20                                                         $    493,617
                                                                                                                 ------------
                               Total Industry Loss Warranties                                                    $    493,617
-----------------------------------------------------------------------------------------------------------------------------
                               Reinsurance Sidecars -- 9.7%
                               Multiperil -- U.S. -- 1.4%
          800,000+(a)(j)       Carnoustie Re 2015, 7/31/20                                                       $      2,560
        1,000,000+(a)(j)       Carnoustie Re 2016, 11/30/20                                                            27,000
        1,000,000+(a)(j)       Carnoustie Re 2017, 11/30/21                                                           254,200
          250,000+(a)(j)       Carnoustie Re 2018, 12/31/21                                                            24,950
          400,000+(a)(j)       Castle Stuart Re 2018, 12/1/21                                                         337,360
        1,000,000+(a)(k)       Harambee Re 2018, 12/31/21                                                             115,000
        1,000,000+(a)(k)       Harambee Re 2019, 12/31/22                                                           1,069,900
                                                                                                                 ------------
                                                                                                                 $  1,830,970
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. Regional -- 0.0%+
          250,000+(a)(j)       EC0009 Re, 12/31/20                                                               $     64,125
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 8.3%
          250,000+(a)(j)       Alturas Re 2019-2, 3/10/22                                                        $    266,500
          250,000+(a)(j)       Alturas Re 2019-3, 9/12/23                                                             269,200
          500,000+(a)(j)       Bantry Re 2018, 12/31/21                                                                30,700
          492,000+(a)(j)       Bantry Re 2019, 12/31/22                                                               515,622
        1,579,039+(j)          Berwick Re 2018-1, 12/31/21                                                            252,172
        1,128,124+(a)(j)       Berwick Re 2019-1, 12/31/22                                                          1,207,514

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 29

-----------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- (continued)
          400,000+(a)(k)       Blue Lotus Re 2018, 12/31/21                                                      $    427,720
           37,500+(a)(j)       Eden Re II, 3/22/22 (144A)                                                              70,502
           12,500+(a)(j)       Eden Re II, 3/22/22 (144A)                                                              28,250
          712,500+(a)(j)       Eden Re II, 3/22/23 (144A)                                                             730,953
        2,400,000+(j)          Gleneagles Re 2016, 11/30/20                                                            74,880
        1,500,000+(a)(j)       Gleneagles Re 2017, 11/30/21                                                           300,450
          250,000+(a)(j)       Gleneagles Re 2018, 12/31/21                                                            29,575
          221,708+(a)(j)       Gleneagles Re 2019, 12/31/22                                                           238,194
        1,059,157+(a)(j)       Gullane Re 2018, 12/31/21                                                              984,169
            8,000+(j)          Limestone Re 2018, 3/1/22                                                               27,406
          750,000+(a)(k)       Lorenz Re 2018, 7/1/21                                                                 157,425
          498,977+(a)(k)       Lorenz Re 2019, 6/30/22                                                                534,504
          500,000+(a)(j)       Merion Re 2018-2, 12/31/21                                                             499,000
          250,000+(a)(k)       NCM Re 2018, 12/31/21                                                                   41,525
          103,281+(a)(k)       NCM Re 2019, 12/31/22                                                                  109,963
        3,000,000+(j)          Pangaea Re 2015-1, 2/1/20                                                                3,925
        2,000,000+(j)          Pangaea Re 2016-1, 11/30/20                                                              5,487
        2,000,000+(a)(j)       Pangaea Re 2017-1, 11/30/21                                                             32,200
        1,000,000+(a)(j)       Pangaea Re 2018-1, 12/31/21                                                             58,800
        1,000,000+(a)(j)       Pangaea Re 2018-3, 7/1/22                                                               49,600
          819,247+(a)(j)       Pangaea Re 2019-1, 2/1/23                                                              814,987
          735,313+(a)(j)       Pangaea Re 2019-3, 7/1/23                                                              715,239
          500,000+(a)(j)       Sector Re V, Series 9, Class A, 3/1/24 (144A)                                          367,614
        1,000,000+(a)(j)       St. Andrews Re 2017-1, 2/1/20                                                           67,800
          500,000+(a)(k)       Thopas Re 2018, 12/31/21                                                                59,650
          313,499+(a)(k)       Thopas Re 2019, 12/31/22                                                               319,863
          500,000+(a)(j)       Versutus Re 2018, 12/31/21                                                                  --
          441,274+(a)(j)       Versutus Re 2019-A, 12/31/21                                                           470,310
           58,727+(a)(j)       Versutus Re 2019-B, 12/31/21                                                            62,591
          500,000+(a)(k)       Viribus Re 2018, 12/31/21                                                              118,450
          212,306+(a)(k)       Viribus Re 2019, 12/31/22                                                              245,001
          507,289+(a)(j)       Woburn Re 2018, 12/31/21                                                               215,598
          499,829+(a)(j)       Woburn Re 2019, 12/31/22                                                               539,460
                                                                                                                 ------------
                                                                                                                 $ 10,942,799
                                                                                                                 ------------
                               Total Reinsurance Sidecars                                                        $ 12,837,894
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INSURANCE-LINKED SECURITIES
                               (Cost $35,295,962)                                                                $ 32,575,756
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               SENIOR SECURED FLOATING RATE LOAN
                               INTERESTS -- 25.0% of Net Assets*(d)
                               Aerospace & Defense -- 1.0%
          500,000              Jazz Acquisition, Inc., First Lien Initial Term Loan,
                               6.35% (LIBOR + 425 bps), 6/19/26                                                  $    485,000
          485,010              MACOM Technology Solutions Holdings, Inc. (fka
                               M/A-COM Technology Solutions Holdings, Inc.), Initial
                               Term Loan, 4.036% (LIBOR + 225 bps), 5/17/24                                           425,596
          488,750              Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                               Initial Term Loan, 7.04% (LIBOR + 525 bps), 4/29/24                                    486,612
                                                                                                                 ------------
                               Total Aerospace & Defense                                                         $  1,397,208
-----------------------------------------------------------------------------------------------------------------------------
                               Automobile -- 1.6%
          455,005              Commercial Vehicle Group, Inc. (CVG), Initial Term
                               Loan, 7.786% (LIBOR + 600 bps), 4/12/23                                           $    459,556
          452,500              CWGS Group LLC (aka Camping World, Inc.), Term
                               Loan, 4.759% (LIBOR + 275 bps), 11/8/23                                                384,625
          500,000              Drive Chassis Holdco LLC, Second Lien Term B Loan,
                               10.588% (LIBOR + 825 bps), 4/10/26                                                     465,000
          376,469              Navistar, Inc., Tranche B Term Loan, 5.42% (LIBOR +
                               350 bps), 11/6/24                                                                      372,465
          342,824              Thor Industries, Inc., Initial USD Term Loan, 5.813%
                               (LIBOR + 375 bps), 2/1/26                                                              334,896
          134,158              TI Group Automotive Systems LLC, Initial US Term Loan,
                               4.286% (LIBOR + 250 bps), 6/30/22                                                      133,298
                                                                                                                 ------------
                               Total Automobile                                                                  $  2,149,840
-----------------------------------------------------------------------------------------------------------------------------
                               Beverage, Food & Tobacco -- 0.4%
          489,504              Chobani LLC (Chobani Idaho LLC), First Lien New Term
                               Loan, 5.286% (LIBOR + 350 bps), 10/10/23                                          $    479,714
                                                                                                                 ------------
                               Total Beverage, Food & Tobacco                                                    $    479,714
-----------------------------------------------------------------------------------------------------------------------------
                               Building Materials -- 0.3%
          391,000              WKI Holding Co., Inc. (aka World Kitchen), Initial Term
                               Loan, 6.099% (LIBOR + 400 bps), 5/1/24                                            $    390,511
                                                                                                                 ------------
                               Total Building Materials                                                          $    390,511
-----------------------------------------------------------------------------------------------------------------------------
                               Buildings & Real Estate -- 1.0%
          492,500              Beacon Roofing Supply, Inc., Initial Term Loan, 4.036%
                               (LIBOR + 225 bps), 1/2/25                                                         $    489,338
          481,378              Uniti Group, Inc., Shortfall Term Loan, 6.786% (LIBOR +
                               500 bps), 10/24/22                                                                     464,329
          406,027              WireCo WorldGroup, Inc., (WireCo WorldGroup Finance
                               LP), First Lien Initial Term Loan, 6.786% (LIBOR +
                               500 bps), 9/29/23                                                                      394,861
                                                                                                                 ------------
                               Total Buildings & Real Estate                                                     $  1,348,528
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 31

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Chemicals, Plastics & Rubber -- 1.3%
          286,390              Chemours Co., Tranche B-2 US Dollar Term Loan,
                               3.54% (LIBOR + 175 bps), 4/3/25                                                   $    271,951
          557,504              Omnova Solutions, Inc., Term B-2 Loan, 5.036%
                               (LIBOR + 325 bps), 8/25/23                                                             557,331
          379,136              Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                               4.66% (LIBOR + 275 bps), 9/23/24                                                       376,234
          588,045              Twist Beauty International Holdings SA, Facility B2,
                               5.524% (LIBOR + 300 bps), 4/22/24                                                      566,974
                                                                                                                 ------------
                               Total Chemicals, Plastics & Rubber                                                $  1,772,490
-----------------------------------------------------------------------------------------------------------------------------
                               Computers & Electronics -- 1.5%
          246,250              Chloe OX Parent LLC, Initial Term Loan, 6.604%
                               (LIBOR + 450 bps), 12/23/24                                                       $    245,942
          500,000(l)           Edgewell Personal Care Co., Term B Loan, 9/18/26                                       502,187
          177,809              Energy Acquisition LP (aka Electrical Components
                               International), First Lien Initial Term Loan, 6.354%
                               (LIBOR + 425 bps), 6/26/25                                                             163,585
          299,250              Natel Engineering Co., Inc., Initial Term Loan, 7.044%
                               (LIBOR + 500 bps), 4/30/26                                                             294,761
          745,446              Ultra Clean Holdings, Inc., Term B Loan, 6.286%
                               (LIBOR + 450 bps), 8/27/25                                                             726,810
                                                                                                                 ------------
                               Total Computers & Electronics                                                     $  1,933,285
-----------------------------------------------------------------------------------------------------------------------------
                               Consumer Services -- 0.1%
          108,237              Prime Security Services Borrower LLC (aka Protection 1
                               Security Solutions), First Lien 2019 Refinancing
                               Term B-1 Loan, 5.247% (LIBOR + 325 bps), 9/23/26                                  $    104,753
                                                                                                                 ------------
                               Total Consumer Services                                                           $    104,753
-----------------------------------------------------------------------------------------------------------------------------
                               Diversified & Conglomerate Manufacturing -- 0.5%
           98,750              Pelican Products, Inc., First Lien Term Loan, 5.421%
                               (LIBOR + 350 bps), 5/1/25                                                         $     93,319
          500,000              STG-Fairway Acquisitions, Inc. (aka First Advantage),
                               First Lien Term Loan, 7.036% (LIBOR +
                               525 bps), 6/30/22                                                                      500,208
                                                                                                                 ------------
                               Total Diversified & Conglomerate Manufacturing                                    $    593,527
-----------------------------------------------------------------------------------------------------------------------------
                               Diversified & Conglomerate Service -- 2.3%
          484,314              Albany Molecular Research, Inc., First Lien Initial Term
                               Loan, 5.036% (LIBOR + 325 bps), 8/30/24                                           $    470,692
          304,820              Allied Universal Holdco LLC (fka USAGM Holdco LLC)
                               Initial Term Loan, 6.507% (LIBOR + 425 bps), 7/10/26                                   303,153
          242,564              CB Poly Investments LLC, First Lien Closing Date Term
                               Loan, 5.536% (LIBOR + 375 bps), 8/16/23                                                241,957
          194,767              Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                               Closing Date Term Loan, 4.286% (LIBOR +
                               250 bps), 3/1/24                                                                       193,900

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Diversified & Conglomerate Service -- (continued)
          562,466              DTI Holdco, Inc., Replacement B-1 Term Loan,
                               6.677% (LIBOR + 475 bps), 9/29/23                                                 $    490,752
          330,000              DynCorp International, Inc., Term Loan, 7.914%
                               (LIBOR + 600 bps), 8/18/25                                                             323,400
            3,000              National Mentor Holdings, Inc. (aka Civitas Solutions,
                               Inc.), First Lien Initial Term C Loan, 6.04%
                               (LIBOR + 425 bps), 3/9/26                                                                3,008
           54,725              National Mentor Holdings, Inc. (aka Civitas Solutions,
                               Inc.), First Lien Initial Term Loan, 6.04% (LIBOR +
                               425 bps), 3/9/26                                                                        54,873
           97,026              NVA Holdings, Inc., First Lien Term B3 Loan, 4.536%
                               (LIBOR + 275 bps), 2/2/25                                                               97,002
          244,375              Tempo Acquisition LLC, Initial Term Loan, 4.786%
                               (LIBOR + 300 bps), 5/1/24                                                              244,864
          220,755              Trico Group LLC, First Lien Tranche B-2 Term Loan,
                               9.104% (LIBOR + 700 bps), 2/2/24                                                       215,788
          506,008              West Corp., Incremental Term B-1 Loan, 5.427%
                               (LIBOR + 350 bps), 10/10/24                                                            422,833
                                                                                                                 ------------
                               Total Diversified & Conglomerate Service                                          $  3,062,222
-----------------------------------------------------------------------------------------------------------------------------
                               Electric & Electrical -- 0.0%+
           91,526              Rackspace Hosting, Inc., First Lien Term B Loan,
                               5.287% (LIBOR + 300 bps), 11/3/23                                                 $     81,731
                                                                                                                 ------------
                               Total Electric & Electrical                                                       $     81,731
-----------------------------------------------------------------------------------------------------------------------------
                               Electronics -- 0.5%
          194,472              nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                               Term B-2 Loan, 6.286% (LIBOR +
                               450 bps), 10/20/22                                                                $    166,274
          548,052              Scientific Games International, Inc., Initial Term B-5
                               Loan, 4.536% (LIBOR + 275 bps), 8/14/24                                                542,297
                                                                                                                 ------------
                               Total Electronics                                                                 $    708,571
-----------------------------------------------------------------------------------------------------------------------------
                               Farming & Agriculture -- 0.3%
          444,752              Dole Food Co., Inc., Tranche B Term Loan, 4.561%
                               (LIBOR + 275 bps), 4/6/24                                                         $    437,922
                                                                                                                 ------------
                               Total Farming & Agriculture                                                       $    437,922
-----------------------------------------------------------------------------------------------------------------------------
                               Healthcare & Pharmaceuticals -- 1.0%
          343,000              Alphabet Holding Co., Inc. (aka Nature's Bounty), First
                               Lien Initial Term Loan, 5.286% (LIBOR +
                               350 bps), 9/26/24                                                                 $    314,102
          229,304              Gentiva Health Services, Inc., First Lien Closing Date
                               Initial Term Loan, 5.563% (LIBOR + 375 bps), 7/2/25                                    229,949
          327,713              NMN Holdings III Corp., First Lien Closing Date Term
                               Loan, 5.536% (LIBOR + 375 bps), 11/13/25                                               316,652

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 33

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Healthcare & Pharmaceuticals -- (continued)
          487,500              Sterigenics-Nordion Holdings LLC, Incremental Term
                               Loan, 4.927% (LIBOR + 300 bps), 5/15/22                                           $    482,422
                                                                                                                 ------------
                               Total Healthcare & Pharmaceuticals                                                $  1,343,125
-----------------------------------------------------------------------------------------------------------------------------
                               Healthcare, Education & Childcare -- 1.5%
          720,387              KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                               Term B-3 Loan, 5.854% (LIBOR + 375 bps), 2/21/25                                  $    713,003
          913,495              Regionalcare Hospital Partners Holdings, Inc., First Lien
                               Term B Loan, 6.304% (LIBOR + 450 bps), 11/16/25                                        913,067
          500,000              U.S. Renal Care, Inc., Initial Term Loan, 6.786%
                               (LIBOR + 500 bps), 6/26/26                                                             463,229
                                                                                                                 ------------
                               Total Healthcare, Education & Childcare                                           $  2,089,299
-----------------------------------------------------------------------------------------------------------------------------
                               Hotel, Gaming & Leisure -- 0.2%
          151,164              Eldorado Resorts, Inc., Term Loan, 4.214% (LIBOR +
                               225 bps), 4/17/24                                                                 $    151,131
          199,239              LTI Holdings, Inc., First Lien Initial Term Loan, 5.286%
                               (LIBOR + 350 bps), 9/6/25                                                              183,798
                                                                                                                 ------------
                               Total Hotel, Gaming & Leisure                                                     $    334,929
-----------------------------------------------------------------------------------------------------------------------------
                               Insurance -- 1.5%
          161,505              Alliant Holdings Intermediate LLC, Initial Term Loan,
                               4.804% (LIBOR + 300 bps), 5/9/25                                                  $    157,770
          101,298              Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                               4.786% (LIBOR + 300 bps), 11/3/24                                                      101,513
          325,000              Asurion LLC (fka Asurion Corp.), Second Lien
                               Replacement B-2 Term Loan, 8.286% (LIBOR +
                               650 bps), 8/4/25                                                                       327,234
          490,116              Confie Seguros Holding II Co., Term B Loan, 6.536%
                               (LIBOR + 475 bps), 4/19/22                                                             461,628
          481,392              Integro Parent, Inc., First Lien Initial Term Loan, 7.795%
                               (LIBOR + 575 bps), 10/31/22                                                            469,358
          490,000              USI, Inc. (fka Compass Investors, Inc.), 2017 New
                               Term Loan, 5.104% (LIBOR + 300 bps), 5/16/24                                           476,295
                                                                                                                 ------------
                               Total Insurance                                                                   $  1,993,798
-----------------------------------------------------------------------------------------------------------------------------
                               Leisure & Entertainment -- 0.3%
          317,904              Fitness International LLC, Term B Loan, 5.036%
                               (LIBOR + 325 bps), 4/18/25                                                        $    317,467
                                                                                                                 ------------
                               Total Leisure & Entertainment                                                     $    317,467
-----------------------------------------------------------------------------------------------------------------------------
                               Machinery -- 1.4%
          184,820              Blount International, Inc., New Refinancing Term Loan,
                               5.946% (LIBOR + 375 bps), 4/12/23                                                 $    184,974
          170,286              CTC AcquiCo GmbH, Facility B2, 4.874% (LIBOR +
                               275 bps), 3/7/25                                                                       166,028
          500,000              MHI Holdings LLC, Initial Term Loan, 6.786% (LIBOR +
                               500 bps), 9/21/26                                                                      500,937

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Machinery -- (continued)
          164,982              NN, Inc., Tranche B Term Loan, 5.536% (LIBOR +
                               375 bps), 10/19/22                                                                $    161,270
        1,021,469              Shape Technologies Group, Inc., Initial Term Loan,
                               4.934% (LIBOR + 300 bps), 4/21/25                                                      934,644
                                                                                                                 ------------
                               Total Machinery                                                                   $  1,947,853
-----------------------------------------------------------------------------------------------------------------------------
                               Media -- 0.0%+
              992              CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                               March 2017 Refinancing Term Loan, 4.171% (LIBOR +
                               225 bps), 7/17/25                                                                 $        989
              624              CSC Holdings, LLC (fka CSC Holdings, Inc. (Cablevision)),
                               October 2018, Incremental Term Loan, 4.171%
                               (LIBOR + 225 bps), 1/15/26                                                                 622
                                                                                                                 ------------
                               Total Media                                                                       $      1,611
-----------------------------------------------------------------------------------------------------------------------------
                               Metals & Mining -- 0.6%
          755,438              Aleris International, Inc., Initial Term Loan, 6.536%
                               (LIBOR + 475 bps), 2/27/23                                                        $    757,326
                                                                                                                 ------------
                               Total Metals & Mining                                                             $    757,326
-----------------------------------------------------------------------------------------------------------------------------
                               Oil & Gas -- 1.5%
          798,000              BCP Raptor II LLC, Initial Term Loan, 6.536% (LIBOR +
                               475 bps), 11/3/25                                                                 $    704,235
          250,000              California Resources Corp., Term Loan, 12.175%
                               (LIBOR + 1,038 bps), 12/31/21                                                          181,875
          248,365              Encino Acquisition Partners Holdings LLC, Second Lien
                               Initial Term Loan, 8.536% (LIBOR +
                               675 bps), 10/29/25                                                                     167,646
          318,116              Gulf Finance LLC, Tranche B Term Loan, 7.316%
                               (LIBOR + 525 bps), 8/25/23                                                             236,360
          413,855              Summit Midstream Partners Holdings LLC, Term Loan
                               Credit Facility, 7.786% (LIBOR + 600 bps), 5/13/22                                     403,336
          445,500              Traverse Midstream Partners LLC, Advance Term Loan,
                               5.8% (LIBOR + 400 bps), 9/27/24                                                        393,154
                                                                                                                 ------------
                               Total Oil & Gas                                                                   $  2,086,606
-----------------------------------------------------------------------------------------------------------------------------
                               Personal, Food & Miscellaneous Services -- 1.0%
          500,000              BioScrip, Inc., Cov-Lite Term Loan, 6.286% (LIBOR +
                               450 bps), 8/6/26                                                                  $    492,500
          145,358              Parfums Holding Co., Inc., First Lien Initial Term Loan,
                               6.374% (LIBOR + 425 bps), 6/30/24                                                      143,859
          754,555              Revlon Consumer Products Corp., Initial Term B Loan,
                               5.624% (LIBOR + 350 bps), 9/7/23                                                       595,863
                                                                                                                 ------------
                               Total Personal, Food & Miscellaneous Services                                     $  1,232,222
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 35

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Printing & Publishing -- 0.3%
          404,662              Red Ventures LLC (New Imagitas, Inc.), First Lien
                               Term B-1 Loan, 4.8% (LIBOR + 300 bps), 11/8/24                                    $    404,410
                                                                                                                 ------------
                               Total Printing & Publishing                                                       $    404,410
-----------------------------------------------------------------------------------------------------------------------------
                               Retail -- 1.2%
          343,000              Bass Pro Group LLC, Initial Term Loan, 6.786% (LIBOR +
                               500 bps), 9/25/24                                                                 $    329,623
          478,803              Global Appliance, Inc. (aka SharkNinja Operating LLC),
                               Tranche B Term Loan, 5.79% (LIBOR +
                               400 bps), 9/29/24                                                                      462,045
          127,454              PetSmart, Inc., Amended Term Loan, 5.93% (LIBOR +
                               400 bps), 3/11/22                                                                      124,559
          746,250              United Natural Foods, Inc., Initial Term Loan, 6.036%
                               (LIBOR + 425 bps), 10/22/25                                                            603,063
                                                                                                                 ------------
                               Total Retail                                                                      $  1,519,290
-----------------------------------------------------------------------------------------------------------------------------
                               Securities & Trusts -- 0.7%
          380,000              LCPR Loan Financing LLC, Initial Term Loan, 6.828%
                               (LIBOR + 500 bps), 10/15/26                                                       $    383,444
          550,000(l)           Stonepeak Lonestar Holdings LLC, Initial Term
                               Loan, 10/19/26                                                                         540,719
                                                                                                                 ------------
                               Total Securities & Trusts                                                         $    924,163
-----------------------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 1.9%
          736,875              CenturyLink, Inc., Initial Term B Loan, 4.536% (LIBOR +
                               275 bps), 1/31/25                                                                 $    731,502
          938,000              Commscope, Inc., Initial Term Loan, 5.036% (LIBOR +
                               325 bps), 4/6/26                                                                       924,223
          486,811              Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                               4.036% (LIBOR + 225 bps), 2/22/24                                                      487,845
          341,250              Sprint Communications, Inc., Initial Term Loan, 4.313%
                               (LIBOR + 250 bps), 2/2/24                                                              337,977
                                                                                                                 ------------
                               Total Telecommunications                                                          $  2,481,547
-----------------------------------------------------------------------------------------------------------------------------
                               Textile & Apparel -- 0.4%
          498,750              Adient US LLC, Initial Term Loan, 6.781% (LIBOR +
                               425 bps), 5/6/24                                                                  $    495,009
                                                                                                                 ------------
                               Total Textile & Apparel                                                           $    495,009
-----------------------------------------------------------------------------------------------------------------------------
                               Transportation -- 0.5%
          322,563              Envision Healthcare Corp., Initial Term Loan, 5.536%
                               (LIBOR + 375 bps), 10/10/25                                                       $    262,082
          400,000              Travelport Finance (Luxembourg) S.a.r.l., Initial Term
                               Loan, 7.104% (LIBOR + 500 bps), 5/29/26                                                373,750
                                                                                                                 ------------
                               Total Transportation                                                              $    635,832
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

-----------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                          Value
-----------------------------------------------------------------------------------------------------------------------------
                               Utilities -- 0.2%
          270,892              Eastern Power LLC (Eastern Covert Midco LLC)
                               (aka TPF II LC LLC), Term Loan, 5.536% (LIBOR +
                               375 bps), 10/2/23                                                                 $    270,850
                                                                                                                 ------------
                               Total Utilities                                                                   $    270,850
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR SECURED FLOATING RATE
                               LOAN INTERESTS
                               (Cost $34,607,713)                                                                $ 33,295,639
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------------------------------
                               RIGHT/WARRANT -- 0.0% of Net Assets
                               Oil, Gas & Consumable Fuels -- 0.0%
            2,027^(a)(m)        Amplify Energy Corp.                                                             $         --
                                                                                                                 ------------
                               Total Oil, Gas & Consumable Fuels                                                 $         --
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL RIGHT/WARRANT
                               (Cost $1)                                                                         $         --
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Number of                                      Counter-                      Strike      Expiration
Contracts                      Description     party         Notional        Price       Date
-----------------------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CALL OPTIONS
                               PURCHASED -- 0.0%
           18,332^(n)          Desarrolladora  Bank of New
                               Homex SAB       York Mellon
                               de CV           Corp.         MXN --          MXN --(o)   10/23/22                $         --
           18,332^(p)          Desarrolladora  Bank of New
                               Homex SAB       York Mellon
                               de CV           Corp.         MXN --          MXN --(o)   10/23/22                          --
                                                                                                                 ------------
                                                                                                                 $         --
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
                               PURCHASED
                               (Premiums paid $--)                                                               $         --
-----------------------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CURRENCY PUT
                               OPTION PURCHASED -- 0.0%+
        1,765,000              Put EUR         Bank of
                               Call USD        America
                                               NA            EUR 18,738      EUR 1.10     4/29/20                $     11,657
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                               OPTION PURCHASED
                               (Premiums paid $18,738)                                                           $     11,657
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL OPTIONS PURCHASED
                               (Premiums paid $18,738)                                                           $     11,657
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN UNAFFILIATED
                               ISSUERS -- 145.3%
                               (Cost $193,289,751)                                                               $193,650,383
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 37

------------------------------------------------------------------------------------------------------------------------------
Number of                                      Counter-                      Strike      Expiration
Contracts                      Description     party         Notional        Price       Date                    Value
------------------------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CURRENCY CALL
                               OPTION WRITTEN -- (0.0)%+
       (1,765,000)             Call EUR        Bank of
                               Put USD         America
                                               NA            EUR (18,738)    EUR 1.21    4/29/20                 $     (2,384)
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                               OPTION WRITTEN
                               (Premiums received $(18,738))                                                     $     (2,384)
------------------------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS AND LIABILITIES -- (45.3)%                                           $(60,366,622)
------------------------------------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                                              $133,281,377
==============================================================================================================================

bps        Basis Points.

CMT        Constant Maturity Treasury Index.

EURIBOR    Euro Interbank Offered Rate.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2019, the value of these securities amounted to $110,988,435, or 83.3% of net assets.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements --
           Note 1A.

(a)        Non-income producing security.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at October 31, 2019.

(c)        Security is perpetual in nature and has no stated maturity date.

(d) Floating rate note. Coupon rate, reference index and spread is shown at October 31, 2019.

(e)        Security is priced as a unit.

(f) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2019.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i)        Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

(j)        Issued as participation notes.

(k)        Issued as preference shares.

(l) This term loan will settle after October 31, 2019, at which time the interest rate will be determined.

(m)        Amplify Energy Corp. warrants are exercisable into 2,027 shares.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(o)        Strike price is 1 Mexican Peso (MXN).

(p) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(q) Distributions of investments by country of issue, as a percentage of total Investments based on country of domicile, is as follows:

           United States                                                   53.9%
           Bermuda                                                         15.6
           Canada                                                           5.9
           Netherlands                                                      2.9
           Luxembourg                                                       2.2
           Mexico                                                           2.1
           Cayman Islands                                                   2.1
           United Kingdom                                                   1.8
           Argentina                                                        1.5
           France                                                           1.2
           Brazil                                                           1.0
           Other (individually less than 1%)                                9.8
                                                                          -----
                                                                          100.0%
                                                                          =====

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

----------------------------------------------------------------------------------------------------------------
            In                                                                                    Unrealized
Currency    Exchange        Currency                                                 Settlement   Appreciation
Purchased   for             Sold       Deliver       Counterparty                    Date         (Depreciation)
----------------------------------------------------------------------------------------------------------------
IDR         4,193,245,000   USD          (297,552)   Bank of America NA              12/17/19     $  (125)
USD               191,858   MXN        (3,684,932)   HSBC Bank USA NA                12/18/19       1,511
EUR                83,270   USD           (91,701)   State Street Bank & Trust Co.   11/27/19       1,239
USD             1,128,507   EUR        (1,015,000)   State Street Bank & Trust Co.   11/27/19      (4,361)
----------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS                                                 $(1,736)
================================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 39

SWAP CONTRACTS

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                                Obligation                  Annual
Notional                        Reference/     Pay/         Fixed    Expiration   Premiums     Unrealized       Market
Amount ($)(1)   Counterparty    Index          Receive(2)   Rate     Date         (Received)   (Depreciation)   Value
-------------------------------------------------------------------------------------------------------------------------
80,000          Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22      $ (9,000)    $(3,133)         $(12,133)
                International   Energy Corp.
45,000          Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22        (5,512)       (737)           (6,249)
                International   Energy Corp.
75,000          Goldman Sachs   Chesapeake     Receive      5.00%    6/20/22        (9,188)     (1,228)          (10,416)
                International   Energy Corp.
-------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP
CONTRACTS -- SELL PROTECTION                                                      $(23,700)    $(5,098)         $(28,798)
-------------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                              $(23,700)    $(5,098)         $(28,798)
=========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso

EGP -- Egyptian Pound

EUR -- Euro

IDR -- Indonesian Rupiah

MXN -- Mexican Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2019, aggregated $36,617,126 and $38,696,928, respectively.

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended October 31, 2019, the Trust did not engage in any cross trade activity.

At October 31, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $194,148,124 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                              $ 12,523,921
           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                               (13,054,580)
                                                                                    ------------
           Net unrealized depreciation                                              $   (530,659)
                                                                                    ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

The following is a summary of the inputs used as of October 31, 2019, in valuing the Trust's investments:

-------------------------------------------------------------------------------------------------------------
                                                  Level 1       Level 2          Level 3        Total
-------------------------------------------------------------------------------------------------------------
Common Stocks
 Health Care Technology                           $       --    $         --     $       699    $        699
 Oil, Gas & Consumable Fuels                              43          69,297              --          69,340
 Specialty Retail                                         --              --          50,085          50,085
 All Other Common Stocks                                 384              --              --             384
Preferred Stocks
 Chemicals                                                --           4,552              --           4,552
 Diversified Financial Services                           --         520,000              --         520,000
 Internet                                                 --          51,193              --          51,193
 All Other Preferred Stocks                        1,074,227              --              --       1,074,227
Asset Backed Security                                     --         173,013              --         173,013
Collateralized Mortgage Obligations                       --       6,056,406       1,095,615       7,152,021
Commercial Mortgage-Backed
 Securities                                               --         695,525              --         695,525
Convertible Corporate Bond                                --       1,909,500              --       1,909,500
Corporate Bonds
 Diversified Finance Services                             --       5,089,198       8,871,418      13,960,616
 All Other Corporate Bonds                                --      95,495,157              --      95,495,157
Foreign Government Bonds                                  --       6,611,019              --       6,611,019
Insurance-Linked Securities
 Catastrophe Linked Bonds
  Multiperil -- Europe                                    --              --         555,330         555,330
  Pandemic -- Worldwide                                   --         300,750         180,000         480,750
 Collateralized Reinsurance
  Multiperil -- Massachusetts                             --              --         249,113         249,113
  Multiperil -- U.S.                                      --              --         803,217         803,217
  Multiperil -- U.S. Regional                             --              --         607,415         607,415
  Multiperil -- Worldwide                                 --              --       3,305,388       3,305,388
  Windstorm -- Florida                                    --              --         479,525         479,525
  Windstorm -- North Carolina                             --              --         251,411         251,411
  Windstorm -- U.S. Regional                              --              --         373,808         373,808
 Industry Loss Warranties
  Windstorm -- U.S.                                       --              --         493,617         493,617
 Reinsurance Sidecars
  Multiperil -- U.S.                                      --              --       1,830,970       1,830,970
  Multiperil -- U.S. Regional                             --              --          64,125          64,125
  Multiperil -- Worldwide                                 --              --      10,942,799      10,942,799
 All Other Insurance-Linked Securities                    --      12,138,288              --      12,138,288
Senior Secured Floating Rate
 Loan Interests                                           --      33,295,639              --      33,295,639
Right/Warrant                                             --              --*             --              --*
Over The Counter (OTC) Call
 Options Purchased                                        --              --*             --              --*
Over The Counter (OTC) Currency
 Put Option Purchased                                     --          11,657              --          11,657
-------------------------------------------------------------------------------------------------------------
Total Investments in Securities                   $1,074,654    $162,421,194     $30,154,535    $193,650,383
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 41

-------------------------------------------------------------------------------------------------------------
                                                  Level 1       Level 2          Level 3        Total
-------------------------------------------------------------------------------------------------------------
Other Financial Instruments
 Over The Counter (OTC) Currency
  Call Option Written                             $       --    $     (2,384)    $        --    $     (2,384)
 Net unrealized depreciation
  on forward foreign currency
  exchange contracts                                      --          (1,736)             --          (1,736)
 Swap contracts, at value                                 --         (28,798)             --         (28,798)
-------------------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                            $       --    $    (32,918)    $        --    $    (32,918)
=============================================================================================================

*     Security valued at $0.

------------------------------------------------------------------------------------------------------------------------------------
                                                      Change in                                             Transfers
                            Balance        Realized   unrealized                                 Accrued    in and out  Balance
                            as of          gain       appreciation                               discounts/ of Level 3  as of
                            4/30/19        (loss)(1)  (depreciation)(2) Purchases  Sales         premiums   categories* 10/31/19
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
Health Care
 Technology                 $       699    $      --  $       --        $       -- $        --   $    --    $      --   $       699
Oil, Gas &
 Consumable
 Fuels                           57,169           --          --                --          --        --      (57,169)           --
Specialty Retail                 87,543           --     (18,175)               --     (19,283)       --           --        50,085
Preferred Stocks
Chemicals                        45,523           --          --                --          --        --      (45,523)           --
Collateralized
Mortgage
Obligation                           --           --          --         1,095,615          --        --           --     1,095,615
Corporate Bonds
Diversified
 Finance
 Services                     7,825,000           --   1,047,494                --          --    (1,076)          --     8,871,418
Insurance-Linked
Securities
Catastrophe Linked
 Bonds
 Multiperil --
  Europe                             --           --      (4,878)               --          --        --      560,208       555,330
 Pandemic --
  Worldwide                          --           --     (52,500)               --          --        --      232,500       180,000
Collateralized
 Reinsurance
 Multiperil --
  Massachusetts                 417,585           --      (5,978)          245,156    (407,650)       --           --       249,113
 Multiperil -- U.S.                  --           --      50,753           522,200          --        --      230,264       803,217
 Multiperil --
  U.S. Regional                 247,500           --      16,530           586,885    (243,500)       --           --       607,415
 Multiperil --
  Worldwide                   3,131,593           --     182,981         1,103,976    (876,355)   (6,543)    (230,264)    3,305,388
 Windstorm --
  Florida                       497,175           --          --                --     (17,650)       --           --       479,525
 Windstorm --
  North Carolina                     --           --       6,907           244,504          --        --           --       251,411
 Windstorm --
  U.S. Regional                 279,725           --       9,305           472,011    (387,233)       --           --       373,808

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                      Change in                                             Transfers
                            Balance        Realized   unrealized                                 Accrued    in and out  Balance
                            as of          gain       appreciation                               discounts/ of Level 3  as of
                            4/30/19        (loss)(1)  (depreciation)(2) Purchases  Sales         premiums   categories* 10/31/19
------------------------------------------------------------------------------------------------------------------------------------
Industry Loss
 Warranties
 Multiperil -- U.S.         $    38,851    $      12  $   (4,695)       $       -- $   (34,168)  $    --    $      --   $        --
 Windstorm --
  U.S.                               --           --      13,792           479,825          --        --           --       493,617
Reinsurance
 Sidecars
 Multiperil --
  U.S.                        1,843,707           --      44,416                --     (57,153)       --           --     1,830,970
 Multiperil --
  U.S. Regional                  66,875           --       4,353                --      (7,103)       --           --        64,125
 Multiperil --
   Worldwide                 11,602,131(a)  (125,421)    112,038         1,534,290  (2,180,239)       --           --    10,942,799
Senior Secured
Floating Rate
Loan Interests
Insurance                       230,918         (400)    123,208                --    (355,259)    1,533           --            --
Rights/Warrants
Machinery                            --**         --+         --+               --          --**      --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                       $26,371,994    $(125,809) $1,525,551        $6,284,462 $(4,585,593)  $(6,086)   $ 690,016   $30,154,535
====================================================================================================================================

+     Amount rounds to less than $1.

(1)   Realized gain (loss) on these securities is included in the Realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the Change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended October 31, 2019, securities with an aggregate market value of $102,692 were transferred from Level 3 to Level 2 as there were observable inputs available to determine their value. For the six months ended October 31, 2019, securities with an aggregate value of $792,708 were transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine their value. There were no other transfers between Levels 1, 2 and 3.

**    Securities valued at $0.

(a) Securities valued at $1,510,592 were classified as All Natural Peril -- Worldwide on the April 30, 2019 financial statements.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at October 31, 2019:                          $1,386,081
                                                                                      ----------

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at October 31, 2019. These amounts exclude valuations provided by a broker.

-----------------------------------------------------------------------------------------------
                        Fair Value    Valuation             Unobservable           Value/
Asset Type              10/31/19      Technique             Input                  Range
-----------------------------------------------------------------------------------------------
Common Stocks           $   50,784    Market Comparables    EBITDA Multiples(1)    4x-6x
-----------------------------------------------------------------------------------------------
Corporate Bonds         $8,871,418    Market Comparables    Yield Premiums(2)      1.05%
-----------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 43

Statement of Assets and Liabilities | 10/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $193,289,751)                      $193,650,383
  Receivables --
     Investment securities sold                                                             3,218,234
     Interest                                                                               2,141,480
  Other assets                                                                                  1,514
------------------------------------------------------------------------------------------------------
       Total assets                                                                      $199,011,611
======================================================================================================
LIABILITIES:
  Due to custodian                                                                       $  3,598,557
  Payables --
     Credit agreement                                                                      61,000,000
     Investment securities purchased                                                          937,970
     Trustees' fees                                                                               619
     Interest expense                                                                          11,766
  Unrealized depreciation on unfunded loan commitments                                          2,377
  Written options outstanding (net premiums received $(18,738))                                 2,384
  Net unrealized depreciation on forward foreign currency exchange contracts                    1,736
  Swap contracts, at value (net premiums received $(23,700))                                   28,798
  Due to affiliates                                                                            12,374
  Accrued expenses                                                                            133,653
------------------------------------------------------------------------------------------------------
       Total liabilities                                                                 $ 65,730,234
======================================================================================================
NET ASSETS:
  Paid-in capital                                                                        $170,800,602
  Distributable earnings (loss)                                                           (37,519,225)
------------------------------------------------------------------------------------------------------
       Net assets                                                                        $133,281,377
======================================================================================================
NET ASSET VALUE PER SHARE:
  No par value
     Based on $133,281,377/8,332,790 shares                                              $      15.99
======================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Statement of Operations (unaudited)

For the Six Months Ended 10/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $ 6,731,069
  Dividends from unaffiliated issuers                                     225,984
---------------------------------------------------------------------------------------------------
     Total investment income                                                           $ 6,957,053
===================================================================================================
EXPENSES:
  Management fees                                                     $   833,666
  Administrative expense                                                   65,603
  Transfer agent fees                                                       5,134
  Shareowner communications expense                                         3,187
  Custodian fees                                                           17,421
  Professional fees                                                        70,291
  Printing expense                                                         14,620
  Pricing fees                                                             21,382
  Trustees' fees                                                            3,513
  Insurance expense                                                         1,058
  Interest expense                                                      1,009,200
  Miscellaneous                                                            13,634
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 2,058,709
---------------------------------------------------------------------------------------------------
       Net investment income                                                           $ 4,898,344
===================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $(2,378,221)
     Written options                                                       80,667
     Forward foreign currency exchange contracts                           37,953
     Swap contracts                                                         3,578
     Other assets and liabilities denominated in
       foreign currencies                                                  76,352      $(2,179,671)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $   579,582
     Written options                                                      (64,105)
     Forward foreign currency exchange contracts                          (15,868)
     Swap contracts                                                       (38,177)
     Unfunded loan commitments                                             (2,409)
     Other assets and liabilities denominated in
       foreign currencies                                                     125      $   459,148
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $(1,720,523)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $ 3,177,821
===================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 45

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended               Year
                                                                      10/31/19            Ended
                                                                      (unaudited)         4/30/19
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $  4,898,344        $ 10,073,684
Net realized gain (loss) on investments                                 (2,179,671)         (3,679,251)
Change in net unrealized appreciation (depreciation)
  on investments                                                           459,148          (4,413,583)
-------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations             $  3,177,821        $  1,980,850
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
$0.57 and $1.14 per share, respectively                               $ (4,749,691)       $ (9,499,381)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $ (4,749,691)       $ (9,499,381)
-------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                       $ (1,571,870)       $ (7,518,531)
NET ASSETS:
Beginning of period                                                   $134,853,247        $142,371,778
-------------------------------------------------------------------------------------------------------
End of period                                                         $133,281,377        $134,853,247
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Statement of Cash Flows (unaudited)

For the Six Months Ended 10/31/19

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                                         $  3,177,821
------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
  Purchases of investment securities                                                           $(43,203,757)
  Proceeds from disposition and maturity of investment securities                                38,969,742
  Net (accretion) and amortization of discount/premium on investment securities                    (387,293)
  Change in unrealized appreciation on investments in unaffiliated issuers                         (579,582)
  Change in unrealized depreciation on unfunded loan commitments                                      2,409
  Change in unrealized depreciation on swap contracts                                                38,177
  Change in unrealized depreciation on forward foreign currency exchange contracts                   15,868
  Change in unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                                               32
  Change in unrealized depreciation on written options                                               64,105
  Net realized loss on investments in unaffiliated issuers                                        2,378,222
  Increase in interest receivable                                                                   (54,341)
  Increase in other assets                                                                           (1,359)
  Decrease in due to affiliates                                                                      (9,622)
  Decrease in trustees' fees payable                                                                   (328)
  Decrease in accrued expenses payable                                                               (7,712)
  Proceeds from sale of written options                                                              18,738
  Realized gains on written options                                                                 (80,667)
------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies from operating activities                $    340,452
------------------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Increase in due to custodian                                                                 $  3,598,557
  Decrease in interest expense payable                                                              (33,096)
  Distributions to shareowners                                                                   (4,749,690)
------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies used in financing activities             $ (1,184,229)
------------------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                              $        (32)
------------------------------------------------------------------------------------------------------------
Cash, restricted cash and foreign currencies:
  Beginning of the period*                                                                     $    843,809
------------------------------------------------------------------------------------------------------------
  End of the period*                                                                           $         --
============================================================================================================
Cash Flow Information:
  Cash paid for interest                                                                       $  1,042,296
------------------------------------------------------------------------------------------------------------

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           10/31/19            Year Ended
                                                                           (unaudited)         4/30/19
------------------------------------------------------------------------------------------------------------
Cash                                                                       $ --                $    817,060
Foreign currencies, at value                                                 --                      26,749
------------------------------------------------------------------------------------------------------------
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows                                       $ --                $    843,809
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 47

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year      Year        Year        Year       Year
                                                               10/31/19     Ended     Ended       Ended       Ended      Ended
                                                               (unaudited)  4/30/19   4/30/18     4/30/17*    4/30/16*   4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                           $  16.18     $  17.09  $  17.68    $  16.63    $  18.39   $  20.03
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (a)                                    $   0.59     $   1.21  $   1.23    $   1.29    $   1.55   $   1.82
  Net realized and unrealized gain (loss) on investments          (0.21)       (0.98)    (0.56)       1.20       (1.81)     (1.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.38     $   0.23  $   0.67    $   2.49    $  (0.26)  $   0.19
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income and previously undistributed
    net investment income                                      $  (0.57)    $  (1.14) $  (1.26)** $  (1.44)** $  (1.50)  $  (1.83)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.19)    $  (0.91) $  (0.59)   $   1.05    $  (1.76)  $  (1.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  15.99     $  16.18  $  17.09    $  17.68    $  16.63   $  18.39
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                    $  14.81     $  14.39  $  15.00    $  16.70    $  15.60   $  17.42
====================================================================================================================================
Total return at net asset value (b)                                2.78%(c)     2.58%     4.58%      16.20%      (1.01)%     1.21%
Total return at market value (b)                                   7.04%(c)     3.95%    (2.82)%     17.01%      (1.26)%    (7.90)%
Ratios to average net assets of shareowners:
  Total expenses plus interest expense (d)                         3.05%(e)     2.95%     2.54%       2.12%       1.99%      1.85%
  Net investment income available to shareowners                   7.27%(e)     7.37%     7.07%       7.52%       9.11%      9.52%
Portfolio turnover rate                                              19%(c)       37%       37%         58%         36%        48%
Net assets, end of period (in thousands)                       $133,281     $134,853  $142,372    $147,309    $138,570   $153,276

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year      Year        Year        Year       Year
                                                               10/31/19     Ended     Ended       Ended       Ended      Ended
                                                               (unaudited)  4/30/19   4/30/18     4/30/17*    4/30/16*   4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)                $ 61,000     $ 61,000  $ 64,000    $ 57,000    $ 57,000   $ 64,000
Asset coverage per $1,000 of indebtedness                      $  3,186     $  3,211  $  3,225    $  3,584    $  3,431   $  3,395
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's net asset value ("NAV'). A portion of the accumulated net investment income was distributed to shareowners during the year.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)   Not annualized.

(d) Includes interest expense of 1.50% (annualized), 1.48%, 1.06%, 0.62%, 0.50% and 0.43%, respectively.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 49

Notes to Financial Statements | 10/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and

50 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 51

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

52 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

      At October 31, 2019, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 6.75% of net assets. The value of these fair valued securities was $130,424.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 53

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2019 was as follows:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $9,499,381
      --------------------------------------------------------------------------
          Total                                                      $9,499,381
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    337,844
      Capital loss carryforward                                     (35,187,099)
      Other book/tax temporary differences                           (1,005,178)
      Unrealized depreciation                                           (92,922)
      --------------------------------------------------------------------------
          Total                                                    $(35,947,355)
      ==========================================================================

54 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

      The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

E.    Risks

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust's investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

      The Trust invests in below investment grade (high yield) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 55

      Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

      The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational

56 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 damage, or additional compliance cost. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.    Insurance-Linked Securities ("ILS")

      The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 57

G.    Purchased Options

      The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust's Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended October 31, 2019, was $73,730. Open purchased options at October 31, 2019, are listed in the Schedule of Investments.

H.    Option Writing

      The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in

58 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the six months ended October 31, 2019, was $(6,641). Open written options contracts at October 31, 2019, are listed in the Schedule of Investments.

I.    Forward Foreign Currency Exchange Contracts

      The Trust may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

      At October 31, 2019, the Trust had entered into various forward foreign currency exchange contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Trust may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency exchange contracts open during the six months ended October 31, 2019, was $(317,072). Open forward foreign currency exchange contracts outstanding at October 31, 2019, are listed in the Schedule of Investments.

J.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the

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

      Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a

60 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended October 31, 2019 was $(13,782). Open credit default swap contracts at October 31, 2019, are listed in the Schedule of Investments.

K.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 61 participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2019 the net management fee was 0.85% (annualized) of the Trust's average daily managed assets, which was equivalent to 1.24% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,374 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

62 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

4. Master Netting Agreements

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 63

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of October 31, 2019.

----------------------------------------------------------------------------------------------------------------
                                 Derivative
                                 Assets
                                 Subject to        Derivatives    Non-Cash        Cash            Net Amount
                                 Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty                     Agreement         for Offset     Received (a)    Received (a)    Assets (b)
----------------------------------------------------------------------------------------------------------------
Bank of America NA               $11,657           $(2,509)       $ --            $ --            $ 9,148
Bank of New York                      --*               --          --              --                 --*
 Mellon Corp.
Goldman Sachs                         --                --          --              --                 --
 International
HSBC Bank                          1,511                --          --              --              1,511
 USA NA
State Street Bank                  1,239            (1,239)         --              --                 --
 & Trust Co.
----------------------------------------------------------------------------------------------------------------
 Total                           $14,407           $(3,748)       $ --            $ --            $10,659
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                 Derivative
                                 Liabilities
                                 Subject to        Derivatives    Non-Cash       Cash           Net Amount
                                 Master Netting    Available      Collateral     Collateral     of Derivative
Counterparty                     Agreement         for Offset     Pledged (a)    Pledged (a)    Liabilities (c)
----------------------------------------------------------------------------------------------------------------
Bank of America NA               $ 2,509           $(2,509)       $ --           $ --           $   --
Bank of New York                      --                --          --             --               --
 Mellon Corp.
Goldman Sachs                      5,098                --          --             --            5,098
 International
HSBC Bank                             --                --          --             --               --
 USA NA
State Street Bank                  4,361            (1,239)         --             --            3,122
 & Trust Co.
----------------------------------------------------------------------------------------------------------------
 Total                           $11,968           $(3,748)       $ --           $ --           $8,220
================================================================================================================

*     Security valued at $0.

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

64 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019, was as follows:

------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                           Foreign
                               Interest          Credit    Exchange    Equity   Commodity
                               Rate Risk         Risk      Rate Risk   Risk     Risk
------------------------------------------------------------------------------------------
Assets:
 Options purchased*            $ --              $    --   $11,657     $ --**   $ --
------------------------------------------------------------------------------------------
  Total Value                  $ --              $    --   $11,657     $ --**   $ --
==========================================================================================
Liabilities:
 Written options
  outstanding                  $ --              $    --   $ 2,384     $ --     $ --
 Net unrealized
  depreciation on
  forward foreign
  currency exchange
  contracts                      --                   --     1,736       --       --
 Swap contracts,
  at value                       --               28,798        --       --       --
------------------------------------------------------------------------------------------
  Total Value                  $ --              $28,798   $ 4,120     $ --     $ --
==========================================================================================

* Reflects the market value of purchased option contracts (see Note 1G). These amounts are included in Investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

**    Securities valued at $0.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 65

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2019, was as follows:

-----------------------------------------------------------------------------------------
Statement of Operations
                                                        Foreign
                                Interest    Credit      Exchange     Equity    Commodity
                                Rate Risk   Risk        Rate Risk    Risk      Risk
-----------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Options purchased*             $ --        $     --    $  14,105    $ --      $ --
 Written options                  --              --       80,667      --        --
 Forward foreign
  currency exchange
  contracts                       --              --       37,953      --        --
 Swap contracts                   --           3,578           --      --        --
-----------------------------------------------------------------------------------------
  Total Value                   $ --        $  3,578    $ 132,725    $ --      $ --
=========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Options purchased**            $ --        $     --    $ (60,562)   $ --***   $ --
 Written options                  --              --      (64,105)     --        --
 Forward foreign
  currency exchange
  contracts                       --              --      (15,868)     --        --
 Swap contracts                   --         (38,177)          --      --        --
-----------------------------------------------------------------------------------------
  Total Value                   $ --        $(38,177)   $(140,535)   $ --      $ --
=========================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1G). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1G). These amounts are included in Change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.

***   Securities valued at $0.

6. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of October 31, 2019, the Trust has the following unfunded loan commitments outstanding:

---------------------------------------------------------------------------------------
                                                                          Unrealized
Loan                                  Principal    Cost        Value      Depreciation
---------------------------------------------------------------------------------------
Allied Universal Holdco LLC           $ 30,180     $ 30,180    $30,015    $  (165)
NMN Holdings III Corp.                  70,000       69,850     67,638     (2,212)
---------------------------------------------------------------------------------------
Total Value                           $100,180     $100,030    $97,653    $(2,377)
=======================================================================================

66 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

7. Trust Shares

Transactions in shares of beneficial interest for the six months ended October 31, 2019 and the year ended April 30, 2019 were as follows:

-----------------------------------------------------------------------------------
                                                          10/31/19        4/30/19
-----------------------------------------------------------------------------------
Shares outstanding at beginning of period                 8,332,790      8,332,790
-----------------------------------------------------------------------------------
Shares outstanding at end of period                       8,332,790      8,332,790
===================================================================================

8. Credit Agreement

Effective January 27, 2017, the Trust extended the maturity of its existing Revolving Credit Facility (the "Credit Agreement") with the Bank of Scotia to January 27, 2020. There is a $70,000,000 borrowing limit.

At October 31, 2019, the Trust had a borrowing outstanding under the credit agreement totaling $61,000,000. The interest rate charged at October 31, 2019 was 3.44%. During the six months ended October 31, 2019, the average daily balance was $61,000,000 at an average interest rate of 3.31% (annualized). Interest expense of $1,009,200 in connection with the credit agreement is included on the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

Effective January 27, 2020, the credit agreement has been amended to include an "evergreen" facility. More specifically, the credit agreement renews on a daily basis in perpetuity.

9. Subsequent Events

A monthly dividend was declared on November 5, 2019 from undistributed and accumulated net investment income of $0.0950 per share payable November 29, 2019, to shareowners of record on November 19, 2019.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 67

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Diversified High Income Trust (the "Trust") pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.

The contract review process began in January 2019 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2019, the Trustees, among other things, reviewed the Trust's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

68 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM's investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Trust, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Trust's benchmark index. They also discuss the Trust's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 69

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Trust and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Trust.

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

70 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Trust, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 71 resources available to APAM. The Trustees considered that APAM and the Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

72 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

Trustees, Officers and Service Providers

Trustees                                Officers
Thomas J. Perna, Chairman               Lisa M. Jones, President and
John E. Baumgardner, Jr.                  Chief Executive Officer
Benjamin M. Friedman                    Mark E. Bradley, Treasurer and
Margaret B.W. Graham                      Chief Financial and
Lisa M. Jones                             Accounting Officer
Lorraine H. Monchak                     Christopher J. Kelley, Secretary and
Marguerite A. Piret                       Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 73

                          This page is for your notes.

74 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

                          This page is for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19 75

                          This page is for your notes.

76 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                    1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                    Write to

General inquiries, lost dividend checks,               American Stock
change of address, lost stock certificates,            Transfer & Trust
stock transfer                                         Operations Center
                                                       6201 15th Ave.
                                                       Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                      American Stock
                                                       Transfer & Trust
                                                       Wall Street Station
                                                       P.O. Box 922
                                                       New York, NY 10269-0560

Website                                                www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 21398-12-1219



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 27, 2019

* Print the name and title of each signing officer under his or her signature.